UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	August 31

Date of reporting period:	February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

MESSAGE FROM THE CHIEF INVESTMENT OFFICER – (Unaudited)

At Meritage, we are value-driven investors. We buy stock in businesses when i) they score well in our comprehensive stock-ranking process (universe is global, all-cap and about 6,500 securities), and ii) they are selling for less than we believe they are worth. Our value discipline is intended to provide a margin of safety and is one of our primary risk management tools, along with managing position sizes and diversification.

Dear Fellow Shareholders:

During the six months ended February 29, 2020, since our annual report of August 31, 2019, we have seen the return of high volatility in the markets. The pullback in stock prices since the middle of February is unprecedented in terms of the abruptness from all-time highs. The percentage-based declines feel more painful because they equate to larger point moves in indices and larger dollar losses in portfolios, given the growth of both in recent years.

As all of us are painfully aware, the exponential growth rate COVID-19 infections around the world has moved us to an unthinkable shuttering of our economy for an undetermined period of time. In similar fashion, the markets have put us in the midst of a full blown bear market and daily trading patterns that seem wildly out of control and greatly influenced by computer driven, automated, short term trading mechanisms. The resulting extreme volatility makes it challenging to apply basic investment principles.

In response to the market volatility and high risks in front of us, we have been inclined to add to the growing cash levels inside of each of our Funds to provide additional cushion, should the news flow continue to deteriorate. The grim expectations of higher unemployment rates and shortages of medical supplies are already embedded in stock prices. The prospect of jumpstarting an economy and workforce from a virtual stop seems to be a daunting challenge. We expect periodic rallies, but we believe the recovery risk is destined to overhang the market for a while.

The COVID-19 pandemic has provided us the unexpected opportunity to fully test our business continuity plan for an extended period of time. All of our associates here at Meritage have the ability to work remotely with full capabilities. There has been no disruption to our ability to manage portfolios or service our clients. The investment we have made in technology over the past several years has proven to be just what was needed to keep our team fully functional and responsive.

On the positive side, for the six months ended February 29, 2020, the broad market, as defined by the S&P 500 was up 1.9%. Our Growth Fund was a standout performer during this period with results significantly better than both the S&P 500 and its benchmark, the Russell 1000 Growth Index. The Value Fund lagged its benchmark, but showed signs of improvement after its mid-year 2019 restructuring of factor weighting. Our Yield-Focus Fund, while underperforming the general market, had significantly better performance than its most comparable benchmark, the Zacks Multi-Asset Income Index during this period.

Thank you for your continued trust in us as stewards of your capital. As previously mentioned we have our own money invested alongside yours in each of our funds, and we remain committed to delivering attractive risk-adjusted returns over full market cycles.

Sincerely,

Mark Eveans, CFA
President and Chief Investment Officer

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

Meritage Growth Equity Fund

For the six-month period ended February 29, 2020, the Meritage Growth Equity Fund Institutional Class and Investors Class were up 6.5% and 6.4%, respectively. The Fund’s returns were significantly better than its primary benchmark, the Russell 1000 Growth Index, and the Lipper Large Cap Growth Index which were up 5.4% and 5.0%, respectively, during the same time frame.

From an attribution standpoint the Fund’s performance over the course of the last six months was driven by a number of factors. Positives included underweights in the Industrials and Materials sectors as compared to the benchmark, and stock selection within the Energy and Information Technology sectors was superior. Stock selection within the Communication Services sector detracted from relative performance.

Regarding specific issues, the strongest gainers for the six months were Enphase Energy Up 67.4%, LAM Research Corp., up 40.6%, and Amedisys Inc., up 35.1%.

The poorest performers for the six months were IAC Interactive Corp., down 19.9%, FlexShares Morningstar Global Upstream Natural Resources Index Fund, down 17.2%, and Fox Factory Holding Corp., down 17.0%.

Because Meritage is a value-centric and process driven Growth manager, most sector differences between the Fund and its benchmark are a result of either an under or overweight of specific, bottom-up, attractively valued growth opportunities identified by our process, within that particular sector.

We expect a continuation of extremely low interest rates and below average economic growth for the world’s leading economies. We expect the value discipline embedded in our growth approach will yield better results over full market cycles.

Meritage Value Equity Fund

For the six months ended February 29, 2020, the Meritage Value Equity Fund Institutional Class had a negative return of (3.1%), and lagged the Russell 1000 Value Index benchmark which was down (1.7%) during the same time frame, as well as the Lipper Large Cap Value Index negative return of (1.2%).

From an attribution standpoint, positives included overweight sector allocation influences from Information Technology, as well as strong stock selection within the Energy and Consumer Discretionary sectors. These were offset by subpar security selection in the Utilities, Industrials and Information Technology sectors.

Regarding individual issues, the strongest gainers for the six months were VOYA Financial Inc. up 23.0%, Applied Materials Inc., up 21.9%, and Open Text Corp., up 21.7%,

The poorest performers for the six months were Reinsurance Group of America, down 20.0%, Arrow Electronics Inc., down 19.3%, and Chevron Corp., down 18.8%.

Because Meritage is a value-centric and process driven manager, most sector differences between the Fund and its benchmark were the result of either an under or overweight of specific bottom-up valuation opportunities identified by our process.

We expect a continuation of extremely low interest rates and below average economic growth for the world’s leading economies. We expect the discipline embedded in our value approach will yield better results over full market cycles.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Meritage Yield-Focus Equity Fund

For the six months ended February 29, 2020, the Meritage Yield-Focus Equity Fund Institutional Class and Investors Class had negative returns of (2.85%) and (2.95%) respectively. The Zacks Multi-Asset Income Index has specific asset structure and distinguished dividend yield characteristics similar to the Fund. The Fund’s returns were significantly better than the (5.18%) return of the Zacks Multi-Asset Income Index during the same time.

A founding premise of the Yield-Focus Equity Fund is to earn 50 – 75% of the expected long-term equity return in the form of cash dividends and distributions. The fund invests in six key types of equity asset classes – common stocks, master limited partnerships, other limited partnerships, real estate investment trusts, business development companies, convertible preferred stocks and, in rare situations, straight preferred stocks. The Meritage comprehensive security selection process searches globally for attractive yield franchises.

For the six months ended February 29, 2020, the Fund’s overweight in the Health Care and Information Technology sectors as well as superior stock selection in the Financials and Utilities sectors. Performance was hurt by less favorable stock selection in the Health Care and Information Technology sectors.

In terms of specific issues, the strongest performers for the period were Morgan Stanley up 35.5%, State Street Corp., up 34.7%, and Ameriprise Financial Inc., up 31.1%.

The poorest performers for the period were Alliance Resource Partners, down 51.2%, Plains GP Holdings LP, down 37.9%, and Domtar Corp., down 25.0%.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns as of February 29, 2020 (a)
Fund/Index	Six Months	1 Year	3 Year	5 Year	Since Inception (12/23/13)
Meritage Growth Equity Fund – Institutional Class	6.50%	12.65%	12.71%	10.90%	11.69%
Meritage Growth Equity Fund – Investor Class	6.39%	12.39%	12.41%	10.62%	11.40%
Russell 1000 Growth Index (b)	5.40%	15.11%	15.67%	12.41%	13.33%

	Expense Ratios (c)
	Institutional Class	Investor Class
Gross	1.52%	1.78%
With Applicable Waivers	1.03%	1.28%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Meritage Growth Equity Fund (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.
(b)

The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s most recent prospectus dated December 30, 2019. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) indirect expenses such as acquired fund fees and expenses; and (vii) expenses incurred under a Rule 12b-1 plan of distribution) do not exceed 1.00% of the Fund’s average daily net assets through December 31, 2020. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser. Additional information pertaining to the Fund’s expense ratios as of February 29, 2020 can be found in the financial highlights. The Gross Expense Ratio and Expense Ratio with Applicable Waivers do not correlate to the corresponding ratios of expenses to average net assets included in the Financial Highlights section of this report, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses (“AFFE”).

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (855) 261-0104. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns as of February 29, 2020 (a)
Fund/Index	Six Months	1 Year	3 Year	5 Year	Since Inception (12/23/13)
Meritage Value Equity Fund – Institutional Class	(3.07)%	(5.01)%	1.17%	2.08%	4.08%
Russell 1000 Value Index (b)	(1.69)%	0.54%	3.78%	5.51%	6.97%

	Expense Ratios (c)
	Institutional Class
Gross	1.76%
With Applicable Waivers	1.04%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Meritage Value Equity Fund (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.
(b)

The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s most recent prospectus dated December 30, 2019. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) indirect expenses such as acquired fund fees and expenses; and (vii) expenses incurred under a Rule 12b-1 plan of distribution) do not exceed 1.00% of the Fund’s average daily net assets through December 31, 2020. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser. Additional information pertaining to the Fund’s expense ratios as of February 29, 2020 can be found in the financial highlights. The Gross Expense Ratio and Expense Ratio with Applicable Waivers do not correlate to the corresponding ratios of expenses to average net assets included in the Financial Highlights section of this report, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses (“AFFE”).

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (855) 261-0104. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns as of February 29, 2020 (a)
Fund/Index	Six Months	1 Year	3 Year	5 Year	Since Inception (12/23/13)
Meritage Yield-Focus Equity Fund – Institutional Class	(2.85)%	(6.13)%	1.99%	1.83%	3.24%
Meritage Yield-Focus Equity Fund – Investor Class	(2.95)%	(6.38)%	1.74%	1.64%	3.03%
Zacks Multi-Asset Income Index TR (b)	(5.18)%	(5.87)%	2.88%	2.15%	1.77%

	Expense Ratios (c)
	Institutional Class	Investor Class
Gross	1.64%	1.90%
With Applicable Waivers	1.08%	1.33%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Meritage Yield-Focus Equity Fund (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.
(b)

The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts, MLPs, closed end funds, Canadian royalty trusts and traditional preferred stocks. Individuals cannot invest directly in an Index; however, an individual invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)

The expense ratios are from the Fund’s most recent prospectus dated December 30, 2019. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) indirect expenses such as acquired fund fees and expenses; and (vii) expenses incurred under a Rule 12b-1 plan of distribution) do not exceed 1.00% of the Fund’s average daily net assets through December 31, 2020. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser. Additional information pertaining to the Fund’s expense ratios as of February 29, 2020 can be found in the financial highlights. The Gross Expense Ratio and Expense Ratio with Applicable Waivers do not correlate to the corresponding ratios of expenses to average net assets included in the Financial Highlights section of this report, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses (“AFFE”).

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (855) 261-0104. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

The investment objective of the Meritage Growth Equity Fund is to seek growth of capital.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Value Equity Fund is to seek growth of capital. Income is a secondary objective.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

Availability of Portfolio Schedule – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, or an as exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Funds’ portfolio holdings are available at the SEC’s website at www.sec.gov.

MERITAGE GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS

February 29, 2020 (Unaudited)

COMMON STOCKS — 90.90%	Shares	Fair Value
Communication Services — 10.71%
Alphabet, Inc., Class A(a)	1,348	$1,805,309
Facebook, Inc., Class A(a)	3,740	719,838
IAC/InterActiveCorp(a)	4,497	917,118
		3,442,265
Consumer Discretionary — 11.95%
Amazon.com, Inc.(a)	875	1,648,281
Home Depot, Inc. (The)	3,047	663,758
Lennar Corporation, Class A	11,505	694,212
NIKE, Inc., Class B	4,225	377,631
O’Reilly Automotive, Inc.(a)	1,243	458,319
		3,842,201
Consumer Staples — 2.52%
Hershey Company (The)	3,265	470,128
Monster Beverage Corporation(a)	5,435	339,198
		809,326
Financials — 1.76%
S&P Global, Inc.	2,133	567,186

Health Care — 15.03%
Agilent Technologies, Inc.	3,925	302,500
Amedisys, Inc.(a)	2,346	408,227
Amgen, Inc.	1,417	283,017
Biogen, Inc.(a)	1,400	431,746
Danaher Corporation	4,664	674,322
Globus Medical, Inc., Class A(a)	9,015	407,749
Illumina, Inc.(a)	1,640	435,698
Intuitive Surgical, Inc.(a)	763	407,411
Johnson & Johnson	3,665	492,869
Medpace Holdings, Inc.(a)	4,140	372,352
Stryker Corporation	1,781	339,441
Veeva Systems, Inc., Class A(a)	1,940	275,422
		4,830,754
Industrials — 7.94%
AMETEK, Inc.	5,375	462,250
Generac Holdings, Inc.(a)	8,471	872,428
IDEX Corporation	2,448	362,304
Ingersoll-Rand plc	3,515	453,576
Nordson Corporation	2,770	402,481
		2,553,039

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

February 29, 2020 (Unaudited)

COMMON STOCKS — 90.90% – continued	Shares	Fair Value
Information Technology — 40.99%
Adobe Systems, Inc.(a)	2,130	$735,106
Apple, Inc.	8,493	2,321,646
Fiserv, Inc.(a)	8,990	983,146
Fortinet, Inc.(a)	3,660	373,540
Global Payments, Inc.	1,865	343,104
Keysight Technologies, Inc.(a)	3,380	320,289
KLA Corporation	4,345	667,870
Lam Research Corporation	2,715	796,662
Mastercard, Inc., Class A	5,183	1,504,366
Micron Technology, Inc.(a)	21,055	1,106,651
Microsoft Corporation	15,200	2,462,551
Novanta, Inc.(a)	5,320	474,597
Zebra Technologies Corporation, Class A(a)	5,177	1,092,192
		13,181,720
Total Common Stocks (Cost $19,822,798)		29,226,491

EXCHANGE-TRADED FUNDS — 6.38%
Consumer Staples Select Sector SPDR Fund	5,570	323,004
FlexShares Global Upstream Natural Resources Index Fund	20,130	559,614
Invesco S&P SmallCap Health Care ETF	4,974	598,074
SPDR S&P Bank ETF	14,690	569,238
Total Exchange-Traded Funds Cost ($2,247,670)		2,049,930

MONEY MARKET FUNDS — 2.63%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 1.42%(b)	845,933	845,933
Total Money Market Funds (Cost $845,933)		845,933
Total Investments — 99.91% (Cost $22,916,401)		32,122,354
Other Assets in Excess of Liabilities — 0.09%		27,589
NET ASSETS — 100.00%		$32,149,943

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of February 29, 2020.

ETF – Exchange-Traded Fund

SPDR – Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS

February 29, 2020 (Unaudited)

COMMON STOCKS — 83.04%	Shares	Fair Value
Communication Services — 6.57%
Alphabet, Inc., Class A(a)	240	$321,420
AT&T, Inc.	6,595	232,276
Comcast Corporation, Class A	5,915	239,143
Verizon Communications, Inc.	5,125	277,570
		1,070,409
Consumer Discretionary — 3.03%
PulteGroup, Inc.	6,745	271,149
Ross Stores, Inc.	2,040	221,911
		493,060
Consumer Staples — 4.57%
Altria Group, Inc.	5,285	213,355
Associated British Foods plc - ADR	8,285	241,259
Walmart, Inc.	2,685	289,121
		743,735
Energy — 6.78%
Chevron Corporation	3,440	321,089
Imperial Oil Ltd.	13,845	303,621
Royal Dutch Shell plc, Class A - ADR	4,500	198,135
Total S.A. - ADR	6,520	281,273
		1,104,118
Financials — 15.42%
Aflac, Inc.	4,620	197,967
Allstate Corporation (The)	2,241	235,865
Ameriprise Financial, Inc.	1,465	207,005
Bank of America Corporation	7,520	214,320
Berkshire Hathaway, Inc., Class B(a)	1,255	258,957
Capital One Financial Corporation	2,310	203,881
Globe Life, Inc.	3,902	361,560
JPMorgan Chase & Company	2,360	274,019
Prudential Financial, Inc.	2,160	162,972
Reinsurance Group of America, Inc.	1,695	206,841
Zions Bancorporation	4,765	190,362
		2,513,749

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

February 29, 2020 (Unaudited)

COMMON STOCKS — 83.04% – continued	Shares	Fair Value
Health Care — 15.13%
AmerisourceBergen Corporation	2,000	$168,640
Anthem, Inc.	725	186,390
ICON plc(a)	1,430	223,166
Johnson & Johnson	1,780	239,374
McKesson Corporation	1,679	234,825
Novo Nordisk A/S - ADR	4,210	244,727
PRA Health Sciences, Inc.(a)	2,130	200,646
Roche Holding AG - ADR	7,225	288,206
Thermo Fisher Scientific, Inc.	715	207,922
UnitedHealth Group, Inc.	1,022	260,569
Universal Health Services, Inc., Class B	1,710	211,595
		2,466,060
Industrials — 6.90%
EMCOR Group, Inc.	2,570	197,684
Hubbell, Inc.	1,680	223,843
JetBlue Airways Corporation(a)	10,545	166,400
Norfolk Southern Corporation	1,075	196,026
Raytheon Company	790	148,962
Southwest Airlines Company	4,125	190,535
		1,123,450
Information Technology — 11.56%
Accenture plc, Class A	1,145	206,776
Applied Materials, Inc.	4,425	257,181
Arrow Electronics, Inc.(a)	3,285	220,292
CDW Corporation	1,766	201,713
CGI, Inc.(a)	2,755	193,980
Ericsson - ADR	33,035	265,601
Intel Corporation	4,510	250,395
WNS Holdings Ltd. - ADR(a)	4,360	287,062
		1,883,000
Materials — 3.31%
B2Gold Corporation	48,335	192,857
BHP Billiton Ltd. - ADR	4,495	194,678
Steel Dynamics, Inc.	5,720	152,324
		539,859
Real Estate — 5.66%
Agree Realty Corporation	3,175	228,029
Camden Property Trust	1,975	209,311
Duke Realty Corporation	6,705	217,711
Prologis, Inc.	3,170	267,167
		922,218

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

February 29, 2020 (Unaudited)

COMMON STOCKS — 83.04% – continued	Shares	Fair Value
Utilities — 4.11%
Consolidated Edison, Inc.	2,335	$184,044
IDACORP, Inc.	3,186	307,895
Public Service Enterprise Group, Inc.	3,460	177,533
		669,472
Total Common Stocks (Cost $13,244,659)		13,529,130

EXCHANGE-TRADED FUNDS — 12.47%
Consumer Discretionary Select Sector SPDR Fund	4,510	522,393
Materials Select Sector SPDR Fund	2,955	155,788
Utilities Select Sector SPDR Fund	9,450	587,601
Vanguard Consumer Staples ETF	3,339	491,968
Vanguard Financials ETF	4,145	274,026
Total Exchange-Traded Funds Cost ($2,221,881)		2,031,776

MONEY MARKET FUNDS — 3.42%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 1.42%(b)	556,954	556,954
Total Money Market Funds (Cost $556,954)		556,954
Total Investments — 98.93% (Cost $16,023,494)		16,117,860
Other Assets in Excess of Liabilities — 1.07%		173,516
NET ASSETS — 100.00%		$16,291,376

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of February 29, 2020.

ADR – American Depositary Receipt.

ETF – Exchange-Traded Fund

SPDR – Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND
SCHEDULE OF INVESTMENTS

February 29, 2020 (Unaudited)

COMMON STOCKS — 84.89%	Shares	Fair Value
Communication Services — 5.94%
AT&T, Inc.	8,965	$315,747
Meredith Corporation	13,095	345,053
Publicis Groupe - ADR	34,930	338,472
Verizon Communications, Inc.	11,047	598,306
		1,597,578
Consumer Discretionary — 2.38%
Foot Locker, Inc.	10,085	365,581
Target Corporation	2,656	273,568
		639,149
Consumer Staples — 6.64%
British American Tobacco plc - ADR	16,120	641,575
Ingredion, Inc.	4,335	361,106
Kimberly-Clark Corporation	2,445	320,760
Unilever plc - ADR	8,555	461,371
		1,784,812
Energy — 11.67%
Alliance Resource Partners LP(a)	38,130	256,996
CNOOC Ltd. - ADR	2,739	378,886
Energy Transfer LP(a)	43,385	480,706
Phillips 66	5,592	418,617
Plains GP Holdings, LP, Class A	32,385	445,941
Suncor Energy, Inc.	14,310	394,956
Valero Energy Corporation	6,340	420,025
Williams Companies, Inc. (The)	18,000	342,900
		3,139,027
Financials — 14.95%
AllianceBernstein Holding LP(a)	9,090	276,427
Bank of N.T. Butterfield & Son Ltd. (The)	12,840	355,411
Citizens Financial Group, Inc.	11,940	378,379
Evercore, Inc., Class A	5,645	376,070
Lazard Ltd., Class A(a)	18,850	675,207
Mercury General Corporation	6,075	263,108
MetLife, Inc.	6,000	256,320
Principal Financial Group, Inc.	9,510	422,150
State Street Corporation	5,760	392,314
UBS Group AG	31,650	348,150
Unum Group	11,840	275,990
		4,019,526

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

February 29, 2020 (Unaudited)

COMMON STOCKS — 84.89% – continued	Shares	Fair Value
Health Care — 10.66%
Amgen, Inc.	1,362	$272,032
Bayer AG - ADR	25,145	453,113
Bristol-Myers Squibb Company	4,690	276,991
CVS Health Corporation	9,135	540,609
Gilead Sciences, Inc.	6,660	461,938
Merck & Company, Inc.	5,550	424,908
Pfizer, Inc.	13,050	436,131
		2,865,722
Industrials — 5.90%
BAE Systems plc - ADR	9,830	307,384
Hubbell, Inc.	2,075	276,473
Siemens AG - ADR	6,765	347,653
SKF AB - ADR	16,540	294,247
United Parcel Service, Inc., Class B	3,992	361,236
		1,586,993
Information Technology — 7.43%
Cisco Systems, Inc.	9,405	375,542
HP, Inc.	24,470	508,731
International Business Machines Corporation	3,069	399,430
Seagate Technology plc	7,605	364,660
Xperi Corporation	20,400	350,676
		1,999,039
Materials — 4.22%
Domtar Corporation	7,980	229,585
Eastman Chemical Company	4,015	246,963
International Paper Company	10,675	394,547
Nucor Corporation	6,350	262,573
		1,133,668
Real Estate — 10.22%
Highwoods Properties, Inc.	12,075	541,926
Industrial Logistics Properties Trust	13,845	286,038
Lamar Advertising Company, Class A	6,510	545,147
National Health Investors, Inc.	5,825	476,077
Piedmont Office Realty Trust, Inc., Class A	20,135	434,715
Simon Property Group, Inc.	3,782	465,489
		2,749,392
Utilities — 4.88%
National Grid plc - ADR	9,870	624,376
PPL Corporation	22,900	687,229
		1,311,605
Total Common Stocks (Cost $23,541,984)		22,826,511

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

February 29, 2020 (Unaudited)

CONVERTIBLE PREFERRED STOCKS — 11.76%	Shares	Fair Value
Health Care — 1.21%
Change Healthcare, Inc., 6.00%	6,290	$325,885

Industrials — 3.05%
Stanley Black & Decker, Inc., 5.25%	5,735	536,968
Stanley Black & Decker, Inc., 5.38%	2,900	283,620
		820,588
Information Technology — 1.54%
Broadcom, Inc., Series A, 8.00%	401	414,694

Utilities — 5.96%
American Electric Power Company, Inc., 6.13%	7,350	381,318
Centerpoint Energy, Inc., Series B, 7.00%	19,060	814,815
Dominion Energy, Inc., Series A, 7.25%	4,046	405,207
		1,601,340
Total Convertible Preferred Stocks (Cost $3,460,649)		3,162,507

EXCHANGE-TRADED FUNDS — 2.05%
Wisdom International Dividend Ex-Financials Fund	14,700	552,426
Total Exchange-Traded Funds Cost ($587,397)		552,426

MONEY MARKET FUNDS — 0.92%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 1.42%(b)	247,979	247,979
Total Money Market Funds (Cost $247,979)		247,979
Total Investments — 99.62% (Cost $27,838,009)		26,789,423
Other Assets in Excess of Liabilities — 0.38%		101,906
NET ASSETS — 100.00%		$26,891,329

(a)	Master Limited Partnership
(b)	Rate disclosed is the seven day effective yield as of February 29, 2020.

ADR – American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	Meritage Growth Equity Fund	Meritage Value Equity Fund	Meritage Yield- Focus Equity Fund
Assets
Investments in securities at value (cost $22,916,401, $16,023,494 and $27,838,009)	$32,122,354	$16,117,860	$26,789,423
Receivable for fund shares sold	41,995	227,975	—
Dividends receivable	24,195	26,884	110,557
Prepaid expenses	19,418	11,242	42,112
Total Assets	32,207,962	16,383,961	26,942,092

Liabilities
Payable for fund shares redeemed	2,063	46,465	—
Payable to Adviser	11,317	3,262	6,427
Accrued 12b-1 fees - Investor class	193	—	313
Payable to Administrator	8,591	4,685	7,487
Payable to audit and tax	29,101	29,101	29,101
Payable to trustees	3,250	3,250	3,250
Other accrued expenses	3,504	5,822	4,185
Total Liabilities	58,019	92,585	50,763
Net Assets	$32,149,943	$16,291,376	$26,891,329

Net Assets consist of:
Paid-in capital	22,231,900	16,097,590	29,926,675
Accumulated earnings (deficit)	$9,918,043	$193,786	$(3,035,346)
Net Assets	$32,149,943	$16,291,376	$26,891,329

Net Assets: Institutional Class	$31,748,223	$16,291,376	$26,239,146
Shares outstanding (unlimited number of shares authorized, no par value)	1,938,190	1,510,091	2,626,002
Net asset value, offering and redemption price per share	$16.38	$10.79	$9.99

Net Assets: Investor Class	$401,720	$—	$652,183
Shares outstanding (unlimited number of shares authorized, no par value)	24,871	—	64,608
Net asset value, offering and redemption price per share	$16.15	$—	$10.09

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS
STATEMENTS OF OPERATIONS

For the six months ended February 29, 2020 (Unaudited)

	Meritage Growth Equity Fund	Meritage Value Equity Fund	Meritage Yield- Focus Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $–, $4,798 and $5,493)	$132,680	$189,404	$708,658
Total investment income	132,680	189,404	708,658

Expenses
Adviser	127,133	67,843	107,830
Administration	23,544	12,628	19,758
Fund accounting	15,688	8,385	13,172
Transfer agent	12,546	6,718	10,548
Audit and tax preparation	9,701	9,701	9,701
Registration	9,239	5,965	21,485
Legal	7,786	7,784	7,787
Trustee	7,486	7,486	7,486
Report printing	3,002	1,823	2,545
Custodian	2,231	5,468	2,930
Insurance	1,592	1,580	1,194
Compliance services	1,492	1,492	1,492
Pricing	1,293	1,294	1,446
12b-1 fees- Investor class	578	—	963
Other	10,151	7,630	11,787
Total expenses	233,462	145,797	220,124
Fees contractually waived by Adviser	(63,620)	(55,543)	(75,685)
Net operating expenses	169,842	90,254	144,439
Net investment income (loss)	(37,162)	99,150	564,219

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,246,440	204,397	1,130,145
Net realized gain on foreign currency translations	—	56	—
Net change in unrealized appreciation (depreciation) of investment securities	991,348	(750,787)	(2,557,115)
Net realized and change in unrealized gain (loss) on investments	2,237,788	(546,334)	(1,426,970)
Net increase (decrease) in net assets resulting from operations	$2,200,626	$(447,184)	$(862,751)

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended February 29, 2020 (Unaudited)	For the Year Ended August 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(37,162)	$13,356
Net realized gain (loss) on investment securities transactions	1,246,440	(495,070)
Net change in unrealized appreciation of investment securities	991,348	50,692
Net increase (decrease) in net assets resulting from operations	2,200,626	(431,022)

Distributions to Shareholders from Earnings:
Institutional Class	—	(1,767,689)
Investor Class	—	(23,791)
Total distributions	—	(1,791,480)

Capital Transactions - Institutional Class
Proceeds from shares sold	1,620,530	5,514,589
Reinvestment of distributions	—	1,723,549
Amount paid for shares redeemed	(4,001,679)	(3,453,408)
Total Institutional Class	(2,381,149)	3,784,730

Capital Transactions - Investor Class
Proceeds from shares sold	107,764	187,847
Reinvestment of distributions	—	16,728
Amount paid for shares redeemed	(172,160)	(79,888)
Total Investor Class	(64,396)	124,687
Net increase (decrease) in net assets resulting from capital transactions	(2,445,545)	3,909,417
Total Increase (Decrease) in Net Assets	(244,919)	1,686,915

Net Assets
Beginning of period	32,394,862	30,707,947
End of period	$32,149,943	$32,394,862

Share Transactions - Institutional Class
Shares sold	98,502	365,997
Shares issued in reinvestment of distributions	—	135,074
Shares redeemed	(238,705)	(243,463)
Total Institutional Class	(140,203)	257,608

Share Transactions - Investor Class
Shares sold	6,610	13,227
Shares issued in reinvestment of distributions	—	1,325
Shares redeemed	(10,230)	(5,409)
Total Investor Class	(3,620)	9,143
Net increase (decrease) in shares outstanding	(143,823)	266,751

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended February 29, 2020 (Unaudited)	For the Year Ended August 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$99,150	$171,024
Net realized gain on investment securities transactions	204,453	899,800
Net change in unrealized depreciation of investment securities	(750,787)	(2,455,877)
Net decrease in net assets resulting from operations	(447,184)	(1,385,053)

Distributions to Shareholders from Earnings:
Institutional Class	(936,766)	(1,182,385)
Total distributions	(936,766)	(1,182,385)

Capital Transactions - Institutional Class
Proceeds from shares sold	941,004	4,727,777
Reinvestment of distributions	926,387	1,156,126
Amount paid for shares redeemed	(1,729,685)	(3,924,253)
Net increase in net assets resulting from capital transactions	137,706	1,959,650
Total Decrease in Net Assets	(1,246,244)	(607,788)

Net Assets
Beginning of period	17,537,620	18,145,408
End of period	$16,291,376	$17,537,620

Share Transactions - Institutional Class
Shares sold	80,226	399,264
Shares issued in reinvestment of distributions	75,562	106,555
Shares redeemed	(142,450)	(333,022)
Net increase in shares outstanding	13,338	172,797

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended February 29, 2020 (Unaudited)	For the Year Ended August 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$564,219	$965,753
Net realized gain (loss) on investment securities transactions	1,130,145	(547,206)
Net change in unrealized depreciation of investment securities	(2,557,115)	(1,715,527)
Net decrease in net assets resulting from operations	(862,751)	(1,296,980)

Distributions to Shareholders from Earnings:
Institutional Class	(478,210)	(901,779)
Investor Class	(12,121)	(19,312)
Total distributions	(490,331)	(921,091)

Capital Transactions - Institutional Class
Proceeds from shares sold	2,188,863	2,842,100
Reinvestment of distributions	440,976	842,667
Amount paid for shares redeemed	(1,944,625)	(3,304,132)
Total Institutional Class	685,214	380,635

Capital Transactions - Investor Class
Proceeds from shares sold	127,222	223,207
Reinvestment of distributions	11,903	18,878
Amount paid for shares redeemed	(201,226)	(112,791)
Total Investor Class	(62,101)	129,294
Net increase in net assets resulting from capital transactions	623,113	509,929
Total Decrease in Net Assets	(729,969)	(1,708,142)

Net Assets
Beginning of period	27,621,298	29,329,440
End of period	$26,891,329	$27,621,298

Share Transactions - Institutional Class
Shares sold	193,886	265,459
Shares issued in reinvestment of distributions	39,624	81,125
Shares redeemed	(178,206)	(314,537)
Total Institutional Class	55,304	32,047

Share Transactions - Investor Class
Shares sold	11,427	20,661
Shares issued in reinvestment of distributions	1,058	1,801
Shares redeemed	(17,760)	(10,433)
Total Investor Class	(5,275)	12,029
Net increase in shares outstanding	50,029	44,076

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year/period)

	For the Six Months Ended February 29, 2020 (Unaudited)		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Selected Per Share Data:
Net asset value, beginning of year/period	$15.38		$16.69	$14.39	$12.11	$11.20	$10.95
Investment operations:
Net investment income (loss)	(0.02)		0.01	(0.02)	0.02	0.03	0.01
Net realized and unrealized gain (loss) on investments	1.02		(0.27)	3.36	2.41	1.12	0.36
Total from investment operations	1.00		(0.26)	3.34	2.43	1.15	0.37

Less distributions to shareholders from:
Net investment income	—		—	(0.01)	(0.03)	(0.01)	(0.01)
Net realized gains	—		(1.05)	(1.03)	(0.12)	(0.23)	(0.11)
Total distributions	—		(1.05)	(1.04)	(0.15)	(0.24)	(0.12)
Net asset value, end of year/period	$16.38		$15.38	$16.69	$14.39	$12.11	$11.20

Total Return(a)	6.50	%(b)	(0.24)%	24.18%	20.27%	10.41%	3.38%

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$31,748		$31,962	$30,388	$23,537	$17,479	$13,331
Ratio of net expenses to average net assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waiver	1.38	%(c)	1.49%	1.43%	1.55%	1.60%	1.66%
Ratio of net investment income (loss) to average net assets	(0.22	)%(c)	0.05%	(0.14)%	0.12%	0.24%	0.08%
Portfolio turnover rate(d)	25	%(b)	70%	74%	82%	73%	84%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year/period)

	For the Six Months Ended February 29, 2020 (Unaudited)		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Selected Per Share Data:
Net asset value, beginning of year/period	$15.18		$16.53	$14.30	$12.03	$11.15	$10.92
Investment operations:
Net investment loss	(0.04)		(0.03)	(0.06)	— (a)	— (a)	(0.02)
Net realized and unrealized gain (loss) on investments	1.01		(0.27)	3.32	2.39	1.11	0.37
Total from investment operations	0.97		(0.30)	3.26	2.39	1.11	0.35

Less distributions to shareholders from:
Net investment income	—		—	—	—	—	(0.01)
Net realized gains	—		(1.05)	(1.03)	(0.12)	(0.23)	(0.11)
Total distributions	—		(1.05)	(1.03)	(0.12)	(0.23)	(0.12)
Net asset value, end of year/period	$16.15		$15.18	$16.53	$14.30	$12.03	$11.15

Total Return(b)	6.39	%(c)	(0.50)%	23.78%	20.02%	10.13%	3.17%

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$402		$433	$320	$276	$367	$164
Ratio of net expenses to average net assets	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waiver	1.63	%(d)	1.75%	1.68%	1.80%	1.85%	1.91%
Ratio of net investment loss to average net assets	(0.47	)%(d)	(0.22)%	(0.39)%	(0.10)%	(0.01)%	(0.17)%
Portfolio turnover rate(e)	25	%(c)	70%	74%	82%	73%	84%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year/period)

	For the Six Months Ended February 29, 2020 (Unaudited)		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Selected Per Share Data:
Net asset value, beginning of year/period	$11.72		$13.71	$12.45	$11.07	$11.00	$11.00
Investment operations:
Net investment income	0.06		0.13	0.08	0.07	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.34)		(1.15)	1.25	1.41	0.12	0.01 (a)
Total from investment operations	(0.28)		(1.02)	1.33	1.48	0.20	0.11

Less distributions to shareholders from:
Net investment income	(0.12)		(0.15)	(0.07)	(0.10)	(0.09)	(0.04)
Net realized gains	(0.53)		(0.82)	—	—	(0.04)	(0.07)
Total distributions	(0.65)		(0.97)	(0.07)	(0.10)	(0.13)	(0.11)
Net asset value, end of year/period	$10.79		$11.72	$13.71	$12.45	$11.07	$11.00

Total Return(b)	(3.07	)%(c)	(6.90)%	10.70%	13.41%	1.85%	0.94%

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$16,291		$17,538	$18,145	$16,017	$13,854	$11,321
Ratio of net expenses to average net assets	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waiver	1.62	%(d)	1.72%	1.57%	1.69%	1.67%	1.66%
Ratio of net investment income to average net assets	1.10	%(d)	1.08%	0.64%	0.60%	0.89%	0.96%
Portfolio turnover rate	40	%(c)	166%	88%	81%	67%	62%

(a)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year/period)

	For the Six Months Ended February 29, 2020 (Unaudited)		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Selected Per Share Data:
Net asset value, beginning of year/period	$10.46		$11.29	$10.41	$10.00	$9.44	$11.27
Investment operations:
Net investment income	0.22		0.37	0.35	0.37	0.32	0.33
Net realized and unrealized gain (loss) on investments	(0.50)		(0.85)	0.92	0.40	0.56	(1.71)
Total from investment operations	(0.28)		(0.48)	1.27	0.77	0.88	(1.38)

Less distributions to shareholders from:
Net investment income	(0.19)		(0.35)	(0.39)	(0.36)	(0.32)	(0.41)
Net realized gains	—		—	—	—	—	(0.03)
Return of capital	—		—	—	—	—	(0.01)
Total distributions	(0.19)		(0.35)	(0.39)	(0.36)	(0.32)	(0.45)
Net asset value, end of year/period	$9.99		$10.46	$11.29	$10.41	$10.00	$9.44

Total Return(a)	(2.85	)%(b)	(4.16)%	12.40%	7.79%	9.58%	(12.56)%

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$26,239		$26,883	$28,670	$26,103	$29,340	$28,316
Ratio of net expenses to average net assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waiver	1.53	%(c)	1.56%	1.50%	1.48%	1.49%	1.44%
Ratio of net investment income to average net assets	3.94	%(c)	3.41%	3.22%	3.49%	3.41%	3.17%
Portfolio turnover rate(d)	62	%(b)	99%	73%	60%	99%	86%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year/period)

	For the Six Months Ended February 29, 2020 (Unaudited)		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Selected Per Share Data:
Net asset value, beginning of year/period	$10.56		$11.40	$10.51	$9.98	$9.42	$11.25
Investment operations:
Net investment income	0.21		0.30	0.33	0.32 (a)	0.32	0.29
Net realized and unrealized gain (loss) on investments	(0.50)		(0.81)	0.92	0.46	0.54	(1.70)
Total from investment operations	(0.29)		(0.51)	1.25	0.78	0.86	(1.41)

Less distributions to shareholders from:
Net investment income	(0.18)		(0.33)	(0.36)	(0.25)	(0.30)	(0.38)
Net realized gains	—		—	—	—	—	(0.03)
Return of capital	—		—	—	—	—	(0.01)
Total distributions	(0.18)		(0.33)	(0.36)	(0.25)	(0.30)	(0.42)
Net asset value, end of year/period	$10.09		$10.56	$11.40	$10.51	$9.98	$9.42

Total Return(b)	(2.95	)%(c)	(4.45)%	12.09%	7.93%	9.35%	(12.85)%

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$652		$738	$660	$644	$10,714	$10,708
Ratio of net expenses to average net assets	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waiver	1.78	%(d)	1.82%	1.75%	1.73%	1.74%	1.69%
Ratio of net investment income to average net assets	3.67	%(d)	3.16%	2.97%	3.18%	3.17%	2.84%
Portfolio turnover rate(e)	62	%(c)	99%	73%	60%	99%	86%

(a)	Per share amounts calculated using average shares method.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS

February 29, 2020 (Unaudited)

NOTE 1. ORGANIZATION

The Meritage Growth Equity Fund (the “Growth Equity Fund”), the Meritage Value Equity Fund (the “Value Equity Fund”), and the Meritage Yield-Focus Equity Fund (the “Yield-Focus Equity Fund”) (each a “Fund” and, collectively the “Funds”) were organized as a diversified series of the Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Growth Equity and Yield-Focus Equity Funds each offer two share classes, Institutional Class Shares and Investor Class Shares. The Value Equity Fund currently offers only Institutional Class Shares. The Funds commenced operations on December 23, 2013. The Funds’ investment adviser is Meritage Portfolio Management, Inc. (the “Adviser”). The investment objective of the Growth Equity Fund is to seek growth of capital. The investment objective of the Value Equity Fund is to seek growth of capital. Income is a secondary objective for the Value Equity Fund. The investment objective of the Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

Each Fund’s prospectus provides a description of the investment objective, policies and strategies, along with information on the classes of shares currently being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 29, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective securities using the effective interest method.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis, except for Yield-Focus Fund which will normally distribute dividends on a quarterly basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effects on net assets, results of operations or net asset values (“NAV”) per share of the Funds.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 29, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 29, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before each Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of February 29, 2020:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Growth Equity Fund
Common Stocks(a)	$29,226,491	$—	$—	$29,226,491
Exchange-Traded Funds	2,049,930	—	—	2,049,930
Money Market Funds	845,933	—	—	845,933
Total	$32,122,354	$—	$—	$32,122,354

Value Equity Fund
Common Stocks(a)	$13,529,130	$—	$—	$13,529,130
Exchange-Traded Funds	2,031,776	—	—	2,031,776
Money Market Funds	556,954	—	—	556,954
Total	$16,117,860	$—	$—	$16,117,860

Yield-Focus Equity Fund
Common Stocks(a)	$22,826,511	$—	$—	$22,826,511
Convertible Preferred Stocks	3,162,507	—	—	3,162,507
Exchange-Traded Funds	552,426	—	—	552,426
Money Market Funds	247,979	—	—	247,979
Total	$26,789,423	$—	$—	$26,789,423

(a)	Refer to Schedule of Investments for sector classifications.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 29, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the management agreement, on behalf of the Funds (the “Agreement”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of each Fund. For the six months ended February 29, 2020, the Adviser earned fees of $127,133 from the Growth Equity Fund, $67,843 from the Value Equity Fund and $107,830 from the Yield-Focus Equity Fund, each before the waivers/reimbursements described below. At February 29, 2020, the Growth Equity Fund owed the Adviser $11,317, the Value Equity Fund owed the Adviser $3,262 and the Yield-Focus Fund owed the Adviser $6,427.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.00% of each Fund’s average daily net assets through December 31, 2020 (“Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser.

As of February 29, 2020, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements up to the amounts as follows:

Recoverable through	Growth Equity Fund	Value Equity Fund	Yield-Focus Equity Fund
August 31, 2020	$62,334	$58,225	$67,952
August 31, 2021	114,614	98,202	140,740
August 31, 2022	139,228	113,776	159,986
February 28, 2023	63,620	55,543	75,685

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 29, 2020 (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS – continued

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with non-investment related administration and compliance, fund accounting and transfer agent services. For the six months ended February 29, 2020 , fees incurred for administration, fund accounting and transfer agent services, and the amounts due to the Administrator at February 29, 2020 were as follows:

	Growth Equity Fund	Value Equity Fund	Yield-Focus Equity Fund
Administration	$23,544	$12,628	$19,758
Fund accounting	15,688	8,385	13,172
Transfer agent	12,546	6,718	10,548
Compliance services	1,492	1,492	1,492
Payable to Administrator	8,591	4,685	7,487

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended, each has received an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. Effective January 1, 2020, the annual retainer increased to $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares in connection with the promotion and distribution of each Fund’s Investor Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of Investor Shares, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expense”). The Funds or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the six months ended February 29, 2020, Investor Shares 12b-1 expense incurred by the Growth Equity Fund was $578 and $963 for the Yield-Focus Equity Fund. At February 29, 2020, the Distributor was owed $193 by the Growth Equity Fund and $313 for the Yield-Focus Equity Fund for Investor Shares 12b-1 expenses.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 29, 2020 (Unaudited)

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended February 29, 2020, purchases and sales of investment securities, other than short-term investments were as follows:

	Growth Equity Fund	Value Equity Fund	Yield-Focus Equity Fund
Purchases	$8,057,052	$6,921,664	$17,948,088
Sales	10,526,066	8,060,548	17,052,858

There were no purchases or sales of long-term U.S. government obligations during the six months ended February 29, 2020.

NOTE 6. FEDERAL TAX INFORMATION

At February 29, 2020, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Growth Equity Fund	Value Equity Fund	Yield-Focus Equity Fund
Gross unrealized appreciation	$9,661,764	$1,031,838	$1,267,970
Gross unrealized depreciation	(470,696)	(984,988)	(2,370,423)
Net unrealized appreciation/(depreciation) on investments	$9,191,068	$46,850	$(1,102,453)
Tax cost of investments	$22,931,286	$16,071,010	$27,891,876

The tax character of distributions paid for the fiscal year ended August 31, 2019, the Funds’ most recent fiscal year end, was as follows:

	Growth Equity Fund	Value Equity Fund	Yield-Focus Equity Fund
Distributions paid from:
Ordinary income(a)	$143,008	$177,503	$921,091
Long-term capital gains	1,648,471	1,004,882	—
Tax return of capital	1	—	—
Total distributions paid	$1,791,480	$1,182,385	$921,091

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At August 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Growth Equity Fund	Value Equity Fund	Yield-Focus Equity Fund
Undistributed ordinary income	$—	$96,700	$147,153
Undistributed long-term capital gains	—	683,399	—
Accumulated capital and other losses	(482,303)	—	(3,284,079)
Unrealized appreciation on investments(a)	8,199,720	797,637	1,454,662
Total accumulated earnings (deficit)	$7,717,417	$1,577,736	$(1,682,263)

(a)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of wash losses, return of capital adjustments, interest accruals on trust preferred securities and mark-to-market of passive foreign investment companies.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 29, 2020 (Unaudited)

NOTE 6. FEDERAL TAX INFORMATION – continued

As of August 31, 2019, the Growth Equity and Yield-Focus Equity Fund had available for tax purposes an unused capital loss carryforward of $473,276 and $3,284,079, respectively, of short-term capital losses with no expiration, which was available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Certain qualified losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended August 31, 2019, the Growth Equity Fund deferred post October qualified losses in the amount of $9,027.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of a Fund than would be the case if a Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of February 29, 2020, the Growth Equity Fund had 40.99% of the value of its net assets invested in stocks within the Information Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2019 through February 29, 2020.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Meritage Growth Equity Fund Institutional Class
Actual	$ 1,000.00	$ 1,065.00	$ 5.13	1.00%
Hypothetical(b)	$ 1,000.00	$ 1,019.89	$ 5.02	1.00%
Investor Class
Actual	$ 1,000.00	$ 1,063.90	$ 6.41	1.25%
Hypothetical(b)	$ 1,000.00	$ 1,018.65	$ 6.27	1.25%
Meritage Value Equity Fund Institutional Class
Actual	$ 1,000.00	$ 969.30	$ 4.90	1.00%
Hypothetical(b)	$ 1,000.00	$ 1,019.89	$ 5.02	1.00%

SUMMARY OF FUND EXPENSES – (Unaudited) (continued)

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Meritage Yield-Focus Equity Fund Institutional Class
Actual	$ 1,000.00	$ 971.50	$ 4.90	1.00%
Hypothetical(b)	$ 1,000.00	$ 1,019.89	$ 5.02	1.00%
Investor Class
Actual	$ 1,000.00	$ 970.50	$ 6.12	1.25%
Hypothetical(b)	$ 1,000.00	$ 1,018.65	$ 6.27	1.25%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Investment Advisory Agreement Approval (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on September 9 and 10, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the renewal of the Investment Advisory Agreement between the Trust and Meritage Portfolio Management, Inc. (“Meritage”) for an additional one-year period (the “Investment Advisory Agreement”), with respect to the Meritage Growth Equity Fund, the Meritage Value Equity Fund, and the Meritage Yield-Focus Equity Fund (each a “Fund” and together the “Funds”). Each Fund is a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Meritage and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Meritage, including, but not limited to, Meritage’s response to counsel’s due diligence letter which requested information relevant to the renewal of the Investment Advisory Agreement; the operating expense limitation agreement currently in effect between Meritage and each of the Funds (the “Expense Limitation Agreement”); and Morningstar peer group category expense and performance data for comparative purposes (collectively, the “Support Materials”). The Trustees reviewed the Support Materials at various times with Meritage, Trust management, and counsel to the Independent Trustees. Topics of discussion included, among other things, firm ownership, brokerage commission execution rates, the use and benefit of soft dollars, and Meritage’s profitability, both from an overall firm perspective and with respect to the Funds. Representatives from Meritage also provided additional information to the Trustees in the Support Materials regarding the services it provides to the Funds, including but not limited to, information regarding its investment philosophy, the firm’s compliance culture, staffing and compensation, trading practices, liability insurance, resources available to service the Funds, financial statements, Fund expenses subsidized by Meritage, Meritage’s profitability with respect to each of the Funds, Meritage’s future plans with regard to the Funds and other benefits that Meritage derived from its relationship with the Funds, as well as other topics. The Trustees noted the completeness of the Support Materials that Meritage provided. This information, together with the information provided to and reviewed by the Board throughout the course of the previous year, formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms and the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees received and discussed a memorandum from such counsel delineating the legal standards governing their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (1) the nature, extent, and quality of the services that Meritage provides; (2) the cost of the services that Meritage provides and the profits that Meritage will realize from services it renders to the Trust and each Fund; (3) comparative fee and expense data for each Fund and other investment companies with similar investment objectives, as well other accounts that Meritage advises; (4) the extent to which economies of scale would be realized as each Fund grows and whether the proposed advisory fee for each Fund, and the Funds together, reflects such economies of scale for each Fund’s benefit; and (5) other financial benefits to Meritage resulting from services to be rendered to the Funds. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Investment Advisory Agreement Approval (Unaudited) (continued)

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Funds over an extended time period, the Trustees discussed the facts and factors relevant to the continuation of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Meritage’s services to the Funds. The Trustees noted the inclusion of fee and performance comparisons of the Funds to their respective Morningstar peer group category and the Adviser’s custom peer group for each Fund. It was noted that the Morningstar peer group comparisons were filtered by total net assets so that the Funds were compared to other funds with a similar asset size, and the Trustees discussed the appropriateness of this comparison. Based upon Meritage’s presentation to the Board and the Support Materials considered in connection with the renewal of the Meritage Investment Advisory Agreement with respect to each Fund, as well as the information provided throughout the course of the year, the Board concluded that the overall arrangements between the Trust and Meritage, as set forth in the Meritage Investment Advisory Agreement between the Trust and Meritage, are fair and reasonable with respect to each Fund in light of the services to be performed, investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the renewal of the Investment Advisory Agreement with Meritage are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Meritage provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Meritage effects on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; (6) providing distribution services and paying platform fees; and (7) providing compliance support services. The Trustees considered Meritage’s capitalization and its assets under management. The Trustees further considered the investment philosophy and experience of the portfolio managers, and noted the experience of the lead portfolio manager for each Fund in managing assets using investment philosophies similar to that employed for that Fund. It was noted that there had been no employee turnover on the investment team over the past ten years. The Trustees also noted Meritage’s investment in internal resources and systems to promote growth in the firm and the Funds, including hiring new employees. The Trustees discussed the high client retention in Meritage’s separately managed client accounts and the growth of assets of the Funds over time, both as indicators of quality. The Trustees also noted each Fund’s performance compared to its respective benchmark. The Trustees considered that each Fund both underperformed and outperformed its respective benchmark for certain periods since each respective Fund’s inception. The Trustees also considered each Fund’s performance compared to its respective Morningstar peer group category and the Adviser’s custom peer group. The Trustees noted that while the Meritage Growth Equity Fund slightly underperformed the average and median of the Large-Cap Growth Morningstar peer group category for the one-year period ended June 30, 2019, the Fund outperformed the average and median of this Morningstar peer group category for the three- and five-year periods ended June 30, 2019. With respect to the Adviser’s custom peer group comparison, the Trustees noted that the Meritage Growth Equity Fund underperformed the average and median of this group for the one- and three-year periods ended June 30, 2019, and outperformed the average and median of the custom peer group for the five-year period ended June 30, 2019. The Trustees took note that the Meritage Value Equity Fund underperformed the average and median of both the Large-Cap Value Morningstar peer group category and the Adviser’s custom peer group for the one-, three- and five-year periods ended June 30, 2019. The Trustees noted that the Meritage Yield-Focus Equity Fund outperformed the average and slightly underperformed the median of the Allocation 85%+ Equity Morningstar peer group category for the one-year period ended June 30, 2019, and the Fund underperformed the average and median of this Morningstar peer group category for the three- and five-year periods ended June 30, 2019. With respect to the Adviser’s custom peer group comparison, the Trustees noted that the Meritage Yield-Focus Equity Fund underperformed the average and median of this group for the one-, three- and five-year periods ended June 30, 2019. The Trustees also noted the three-star Morningstar rating for the Meritage Growth Equity Fund. The Trustees also considered Meritage’s discussion of each Fund’s performance, factors that contributed

Investment Advisory Agreement Approval (Unaudited) (continued)

to underperformance and future plans with respect to the Funds and each Fund’s performance. The Trustees further noted that it is difficult to make meaningful comparisons with short-term results. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Meritage provides to the Funds under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that each Fund pays to Meritage under the Investment Advisory Agreement, as well as Meritage’s profitability from the services that it rendered to each Fund. In that regard, the Trustees noted that Meritage subsidizes the costs of all distribution services rendered to the Funds which exceed the amounts payable by the Funds under their Rule 12b-1 Distribution Plan. They also noted that Meritage has additional responsibilities with respect to the Funds, including compliance, reporting and operational responsibilities. The Trustees considered that Meritage has contractually agreed to reduce its management fees and, if necessary, reimburse the Funds for operating expenses, as specified in each Fund’s prospectus. The Trustees noted that Meritage is not yet realizing profits with respect to any Fund as a result of its advisory services to each such Fund.

Comparative Fee and Expense Data. Comparing the Institutional Share class as it represents the largest percentage of each Fund’s overall net assets, the Trustees noted that the Meritage Growth Equity Fund’s management fee was slightly higher than the average and median gross management fee reported for both its Morningstar peer group and the Adviser’s custom peer group. The Trustees also noted that the Meritage Growth Equity Fund’s gross and net total expense ratios (reflected with and without waivers and expense reimbursements) were either below or in line with the average and median gross and net total expense ratios reported for its Morningstar peer group, the Fund’s net total expense ratio was slightly higher than the average and median of the Adviser’s custom peer group and the Fund’s gross total expense ratio was higher than the average and median of the Adviser’s custom peer group. With respect to the Meritage Value Equity Fund, the Trustees noted that Meritage’s management fee was higher than the average and median gross management fee reported for both its Morningstar peer group and the Adviser’s custom peer group. The Trustees further noted that the Meritage Value Equity Fund’s gross total expense ratio was lower than the average and median reported for its Morningstar peer group, the Fund’s net total expense ratio (reflected with waivers and expense reimbursements) was slightly higher than the average and median of the Morningstar peer group and the Fund’s gross and total net expense ratios were higher than the average and median of the Adviser’s custom peer group. Finally, with respect to the Meritage Yield-Focus Equity Fund, the Trustees took note that Meritage’s management fee was lower than the average and in line with the median of both the Morningstar peer group and the Adviser’s custom peer group. The Trustees also noted that the Meritage Yield-Focus Equity Fund’s gross total expense ratio was higher than the average and median reported for its Morningstar peer group, the Fund’s net total expense ratio (reflected with waivers and expense reimbursements) was higher than the average and lower than the median net total expense ratio reported for its Morningstar peer group, the Fund’s gross total expense ratio was lower than the average and higher than the median reported for the Adviser’s custom peer group and the Fund’s net total expense ratio (reflected with waivers and expense reimbursements) was lower than the average and in line with the median reported for the Adviser’s custom peer group. With respect to each Fund, the Trustees further considered the fees paid by Meritage’s separately managed accounts and the significant and distinct differences in the services provided to these accounts and each of the Funds. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment vehicle to another and from one investment adviser to another, the Trustees concluded that Meritage’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, but did not find that any material economies exist at this time.

Other Benefits. The Trustees considered the extent to which Meritage utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Meritage does utilize brokers with whom it has soft dollar relationships to execute the Funds’ portfolio transactions. The Trustees also noted that while Meritage does utilize soft dollar arrangements consistent with the Section 28(e) safe harbor of the Advisers Act in connection with the execution of

Investment Advisory Agreement Approval (Unaudited) (continued)

client transactions, affiliated brokers are not utilized to execute the portfolio transactions of any of the Funds. The Trustees noted Meritage’s strong compliance culture and its successful efforts over previous years in negotiating lower brokerage commission rates for the Funds. It was noted that as Fund volume increased, brokerage commissions costs would likely decline. The Board noted its continued review of and discussions with Meritage regarding the use of soft dollars and the soft dollar cost allocations with respect to the Funds. While the Trustees noted that Rule 12b-1 fees may be paid to Meritage as compensation for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Meritage incurred continue to exceed any Rule 12b-1 payments from the Funds. The Trustees concluded that all things considered, Meritage does not receive material additional financial benefits from services rendered to the Funds.

FACTS	WHAT DO THE MERITAGE FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Meritage Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Meritage Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (855) 261-0104

Who we are
Who is providing this notice?	Meritage Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do Meritage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do Meritage Funds collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Meritage Portfolio Management, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Meritage Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Meritage Funds do not jointly market.

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PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (855) 261-0104 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Matthew J. Beck, Secretary

INVESTMENT ADVISER

Meritage Portfolio Management, Inc.

7500 College Boulevard, Suite 1212

Overland Park, KS 66210

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Preserver Alternative Opportunities Fund
Institutional Shares – PAOIX

Semi-Annual Report
February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (844) 838-2119 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (844) 838-2119. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary

Preserver Partners, LLC
8700 Trail Lake Drive West, Suite 105
Memphis, Tennessee 38125
(844) 838-2119 or (901) 755-4737

Dear Shareholders,

We are pleased to present the Semi-Annual Report for the Preserver Alternative Opportunities Fund (“Fund”).

In the midst of heightened market volatility, uncertainty and confusion surrounding the novel coronavirus (Covid-19), our key priorities are to keep our team safe, our operations seamless and to manage the risk and liquidity of our fund investments for shareholders to ensure that we are managing this current situation. Preserver has remained open and fully operational and has not experienced any interruptions in business.

During times like this, our continued focus on investment fundamentals, maintaining liquidity and portfolio diversification is very important to us. Our fund objectives have not changed. We are actively monitoring the capital markets and the portfolio and will continue to maintain our investment approach and discipline and proceed cautiously through this market volatility.

Prior to the pandemic, we reduced the Fund’s risk level by reducing the common stock allocation and selling preferred securities that were less liquid, as well as increasing the cash allocation. We were preparing for slowing U.S. growth and the increased likelihood of a recession in 2020. Instead of an economic slowdown, we’ve experienced a pandemic, bringing on unprecedented liquidity and economic shocks and ultimately a recession a lot faster than expected. The net effect is that the Fund’s equities, fixed income and diversifying securities all went down, nullifying the expected diversification benefits. In many cases, all of these securities didn’t go down because the companies were insolvent or bankrupt, but because of forced selling or because they were sold indiscriminately in the marketplace to raise cash.

It may seem as though the panic portion of the public health crisis will never end, but it will. Although some companies may not survive, many more will. While some people will remain unemployed or underemployed, many more people will be reemployed. The fact that we have gotten fiscal and monetary stimulus larger and faster than ever before may serve to soften the economic blow.

The path forward focuses on being aware of the many risks facing investors, but not being paralyzed by them. We are focused on identifying companies with good balance sheets and resilient business models to weather a longer than expected recession. We have also been allocating capital to areas of Federal Reserve support such as investment grade fixed income and bank securities. We as a country and as investors will adjust, adapt and move forward. This isn’t easy for any of us, but we will get through it together, stronger and more resilient.

Your long-term investment horizon and confidence in our investment philosophy is essential to the execution of our strategy. We appreciate your continued support.

Sincerely,

Floyd Tyler, Ph.D., CFA
Portfolio Manager

1

Investment Results (Unaudited)

Average Annual Total Returns(a) as of February 29, 2020

	Six Months	One Year	Three Year	Since Inception (3/1/16)
Preserver Alternative Opportunities Fund
Institutional Shares	3.07%	8.28%	5.40%	7.03%
Wilshire Liquid Alternative Index (b)	-0.66%	1.59%	1.14%	2.18%

Expense Ratios(c)
Institutional Shares
Gross	1.78%
With Applicable Waivers	1.47%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Preserver Alternative Opportunities Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2119.

(a) Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee waivers during the applicable period. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

(b) This table compares the Fund’s average annual total returns for the referenced periods to those of Wilshire Liquid Alternative Index. The Wilshire Liquid Alternative Index measures the collective performance of the five Wilshire Liquid Alternative Strategies that make up the Wilshire Liquid Alternative Universe. The Wilshire Liquid Alternative Index is designed to provide a broad measure of the Liquid Alternative Global Macro Index, Wilshire Liquid Alternative Relative Value Index, Wilshire Liquid Alternative Multi-Strategy Index, and Wilshire Liquid Alternative Event Driven Index. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in the index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

2

Investment Results (Unaudited) (continued)

(c) The expense ratios are from the Fund’s Prospectus dated December 30, 2019. Preserver Partners, LLC, the Fund’s investment adviser (the “Adviser”) has contractually agreed, through December 31, 2020, to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.35% of the Fund’s average daily net assets through December 31, 2020 (“Expense Limitation Agreement”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Investment Advisory Agreement with the Adviser. Additional information pertaining to the Fund’s expense ratios as of February 29, 2020, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (844) 838-2119. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Portfolio Illustration (Unaudited)

February 29, 2020

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at http://www.sec.gov.

4

Preserver Alternative Opportunities Fund
Schedule of Investments (Unaudited)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — 35.29%

Australia — 1.16%
Consumer Discretionary — 1.16%
Aristocrat Leisure Ltd.	12,000	$258,722

Bermuda — 0.78%
Financials — 0.78%
Essent Group Ltd.	4,000	174,560

Canada — 1.01%
Real Estate — 1.01%
NorthWest Healthcare Properties Real Estate Investment Trust	25,213	224,283

France — 1.34%
Industrials — 1.34%
Schneider Electric SE	3,000	299,669

Germany — 1.13%
Real Estate — 1.13%
Deutsche Wohnen SE	6,278	252,644

Japan — 2.82%
Communication Services — 1.46%
SoftBank Group Corporation	7,000	325,934

Consumer Discretionary — 1.36%
McDonald’s Holdings Company Japan Ltd.	7,200	302,945
Total Japan		628,879

Switzerland — 1.19%
Consumer Discretionary — 1.19%
Garmin Ltd.	3,000	265,170

United Kingdom — 3.10%
Health Care — 1.33%
Abcam plc	20,000	296,460

Industrials — 1.76%
IHS Markit Ltd.	5,500	391,820
Total United Kingdom		688,280

See accompanying notes which are an integral part of these financial statements.	5

Preserver Alternative Opportunities Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)

United States — 22.77%
Communication Services — 1.06%
Walt Disney Company (The)(a)	2,000	$235,300

Consumer Staples — 1.26%
Costco Wholesale Corporation	1,000	281,140

Financials — 5.20%
Arbor Realty Trust, Inc.	15,000	182,100
Capital One Financial Corporation	2,000	176,520
Moody’s Corporation(a)	1,000	240,030
MSCI, Inc.(a)	1,000	295,441
S&P Global, Inc.	1,000	265,910
		1,160,001
Health Care — 2.24%
Danaher Corporation	2,000	289,160
Stryker Corporation	1,100	209,649
		498,809
Industrials — 0.91%
Trinity Industries, Inc.	10,000	203,500

Information Technology — 6.42%
Adobe, Inc.(b)	800	276,096
Global Payments, Inc.	1,500	275,955
Mastercard, Inc., Class A(c)	1,000	290,250
Microsoft Corporation(a)	2,000	324,020
Motorola Solutions, Inc.	1,600	265,088
		1,431,409
Materials — 0.99%
Air Products & Chemicals, Inc.	1,000	219,610

Real Estate — 2.42%
Equinix, Inc.(c)	500	286,400
Prologis, Inc.	3,000	252,840
		539,240
Utilities — 2.27%
NextEra Energy, Inc.	2,000	505,520
Total United States		5,074,529

Total Common Stocks (Cost $6,630,148)		7,866,736

6	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
PREFERRED STOCKS — 5.12%

United States — 5.12%
Financials — 3.38%
Citigroup, Inc., Series J, 7.13%	5,000	$136,450
Invesco Mortgage Capital, Inc., Series A, 7.75%	13,800	343,344
New York Mortgage Trust, Inc., Series C, 7.88%	11,000	275,000
		754,794
Real Estate — 1.74%
Ashford Hospitality Trust, Inc., Series D, 8.45%	5,909	142,466
Colony Capital, Inc., Series I, 7.15%	11,100	244,755
		387,221
Total Preferred Stocks (Cost $1,137,642)		1,142,015

PRIVATE INVESTMENT FUNDS — 3.93%
Palmer Square Senior Loan Fund(d)(e)	800,000	876,927
Total Private Investment Funds (Cost $800,000)		876,927

CLOSED-END FUNDS — 1.72%
Third Point Offshore Investors Ltd.	12,000	187,800
Western Asset Mortgage Defined Opportunity Fund, Inc.	10,000	196,200
Total Closed-End Funds (Cost $401,581)		384,000

EXCHANGE-TRADED FUNDS — 1.33%
SPDR® Gold Shares	2,000	296,760
Total Exchange-Traded Funds (Cost $268,011)		296,760

	Principal Amount
CORPORATE BONDS — 23.89%

Netherlands — 1.43%
Health Care — 1.43%
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/2028	$300,000	318,930

United Kingdom — 1.00%
Financials — 1.00%
Barclays Bank plc, MTN, 0.00%, 10/31/2024 (f)	100,000	90,960
Barclays Bank plc, MTN, 0.00%, 1/31/2030 (f)	150,000	132,930
Total United Kingdom		223,890

See accompanying notes which are an integral part of these financial statements.	7

Preserver Alternative Opportunities Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Principal Amount	Fair Value
CORPORATE BONDS — (continued)

United States — 21.46%
Communication Services — 1.64%
CenturyLink, Inc., Series D, 7.20%, 12/1/2025	$200,000	$210,583
T-Mobile USA, Inc., 4.75%, 2/1/2028	150,000	156,465
		367,048
Consumer Discretionary — 2.58%
International Game Technology plc, 5.35%, 10/15/2023	120,000	123,300
L Brands, Inc., 5.25%, 2/1/2028	200,000	194,495
Levi Strauss & Company, 5.00%, 5/1/2025	250,000	257,854
		575,649
Financials — 13.12%
Bank of America Corporation, MTN, 2.33%, 10/1/2021	250,000	251,073
Bank of America Corporation, Series FF, 5.88%, Perpetual	250,000	272,079
BofA Finance LLC, MTN, 7.30%, 12/19/2025	200,000	185,720
Citibank N.A., 2.13%, 10/20/2020	200,000	200,887
Citigroup, Inc., Series M, 6.30%, Perpetual	220,000	232,253
Goldman Sachs Group, Inc. (The), MTN, 3.25%, 11/30/2024	250,000	249,677
GS Finance Corporation, MTN, 0.00%, 11/7/2025 (f)	100,000	95,930
JPMorgan Chase Financial Company, LLC, 2.10%, 4/30/2023	200,000	200,014
PNC Bank N.A., 4.05%, 7/26/2028	250,000	284,540
Stifel Financial Corporation, 4.25%, 7/18/2024	200,000	219,953
Toronto-Dominion Bank/The, MTN, 0.00%, 1/22/2027	150,000	129,645
Wells Fargo & Company, MTN, 2.60%, 7/22/2020	350,000	351,299
Wells Fargo Bank N.A., 3.33%, 7/23/2021	250,000	251,705
		2,924,775
Health Care — 1.40%
DaVita HealthCare Partners, Inc., 5.00%, 5/1/2025	200,000	203,367
Tenet Healthcare Corporation, 8.13%, 4/1/2022	100,000	108,523
		311,890
Industrials — 1.15%
Timken Company (The), 3.88%, 9/1/2024	100,000	108,410
Triumph Group, Inc., 5.25%, 6/1/2022	150,000	146,953
		255,363
Real Estate — 1.39%
Iron Mountain, Inc., 5.75%, 8/15/2024	200,000	201,998
Senior Housing Properties Trust, 4.75%, 5/1/2024	100,000	106,928
		308,926
Utilities — 0.18%
Ferrellgas Partners LP, 8.63%, 6/15/2020	100,000	39,539
Total United States		4,783,190

Total Corporate Bonds (Cost $5,227,245)		5,326,010

8	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Principal Amount	Fair Value
U.S. TREASURY OBLIGATIONS — 7.62%
United States Treasury Inflation Indexed Bonds, 0.38%, 7/15/2025 (g)	$200,000	$226,493
United States Treasury Notes, 1.13%, 2/28/2021	850,000	850,315
United States Treasury Notes, 1.63%, 2/15/2026	600,000	621,867
Total U.S. Treasury Obligations (Cost $1,633,685)		1,698,675

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.48%

Banc of America Mortgage Securities, Inc., Series 2004-K, Class 1A2, 4.46%, 12/25/2034 (f)	21,866	21,930
Countrywide Alternative Loan Trust, Series 2003-J2, Class A1, 6.00%, 10/25/2033	43,552	44,685
Countrywide Home Loans Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1, 3.75%, 2/20/2035 (f)	24,254	24,636
GSR Mortgage Loan Trust, Series 2005-5F, Class 8A3, 2.13%, 6/25/2035 (1MO LIBOR + 50bps)(f)	14,873	14,206
HarborView Mortgage Loan Trust, Series 2004-07, Class 2A1, 3.82%, 11/19/2034 (f)	101,954	105,505
Impac CMB Trust, Series 2005-08, Class 2B, 3.88%, 2/25/2036 (1MO LIBOR + 225bps)(f)	119,871	119,396
Residential Asset Mortgage Products, Inc., Series 2001-RS2, Class MII2, 3.05%, 6/25/2031 (1MO LIBOR + 142.5bps)(f)	222,108	222,264
Total Collateralized Mortgage Obligations (Cost $513,283)		552,622

CONVERTIBLE CORPORATE BONDS — 0.51%

Industrials — 0.51%
Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/2022	120,000	112,958
Total Convertible Corporate Bonds (Cost $113,107)		112,958

See accompanying notes which are an integral part of these financial statements.	9

Preserver Alternative Opportunities Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Principal Amount	Fair Value
ASSET-BACKED SECURITIES — 0.32%
American Airlines, Inc. Pass Through Trust, Series 2013-2, Class B, 5.60%, 1/15/2022 (h)	$71,390	$72,309
Total Asset-Backed Securities (Cost $71,738)		72,309

Total Investments — 82.21% (Cost $16,796,440)		18,329,012

Other Assets in Excess of Liabilities — 17.79%		3,965,328

NET ASSETS — 100.00%		$22,294,340

(a)	All or a portion of the security is held as collateral for unsettled security transactions and written options.
(b)	Non-income producing security.
(c)	All or a portion of the security is held as collateral for written call options.
(d)	Security is currently being valued according to the fair value procedures approved by the Board of Trustees.
(e)

Illiquid security. The total fair value of these securities as of February 29, 2020 was $876,927, representing 3.93% of net assets. Redemption permitted with 30 days written notice prior to the end of any calendar quarter during withdrawal periods determined by the managing member. Withdrawal periods generally coincide with liquidity of underlying portfolio, however the timing of any potential liquidity event is unknown.

(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of February 29, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(g)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.
(h)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as February 29, 2020 was $72,309, representing 0.32% of net assets.

MTN – Medium Term Note

SPDR – Standard & Poor’s Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

10	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Open Written Option Contracts (Unaudited)

February 29, 2020

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
WRITTEN CALL OPTIONS — (0.01)%
Equinix, Inc.	(2)	$(114,560)	$640.00	March 2020	$(1,100)
Mastercard, Inc.	(5)	(145,125)	315.00	March 2020	(2,050)
Total Written Call Options (Premiums Received $2,945)					$(3,150)

See accompanying notes which are an integral part of these financial statements.	11

Preserver Alternative Opportunities Fund
Statement of Assets and Liabilities (Unaudited)

February 29, 2020

Assets
Investments in securities at fair value (cost $16,796,440)	$18,329,012
Cash and cash equivalents	3,590,752
Foreign currency (cost $248,059)	249,037
Cash held at broker for option contract transactions	100,484
Receivable for fund shares sold	7,767
Receivable for investments sold	2,945
Dividends and interest receivable	79,224
Tax reclaims receivable	8,217
Prepaid expenses	5,337
Total Assets	22,372,775
Liabilities
Written options, at value (premium received $2,945)	3,150
Payable for fund shares redeemed	13,559
Payable to Adviser	8,511
Payable to Administrator	9,486
Payable to auditors	29,875
Payable to trustees	573
Other accrued expenses	13,281
Total Liabilities	78,435
Net Assets	$22,294,340
Net Assets consist of:
Paid-in capital	20,053,406
Accumulated earnings	2,240,934
Net Assets	$22,294,340
Institutional Shares:
Net Assets	$22,294,340
Shares outstanding	1,891,301
Net asset value, offering and redemption price per share(a)	$11.79

(a)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

12	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Statement of Operations (Unaudited)

For the six months ended February 29, 2020

Investment Income
Dividend income (net of foreign taxes withheld of $3,418)	$137,500
Interest income	165,381
Total investment income	302,881
Expenses
Adviser	83,203
Administration	11,603
Fund accounting	11,603
Legal	11,342
Audit and tax preparation	10,475
Trustee	7,834
Registration	7,669
Pricing	7,660
Transfer agent	6,630
Printing	5,733
Custodian	3,041
Compliance Services	2,984
Miscellaneous	16,728
Total expenses	186,505
Fees contractually waived by Adviser	(37,527)
Net operating expenses	148,978
Net investment income	153,903
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities transactions	809,273
Written options	4,177
Foreign currency translations	(6,211)
Net change in unrealized depreciation on:
Investment securities and foreign currency translations	(295,695)
Written options	(1,887)
Net realized and change in unrealized appreciation (depreciation) on investments	509,657
Net increase in net assets resulting from operations	$663,560

See accompanying notes which are an integral part of these financial statements.	13

Preserver Alternative Opportunities Fund
Statements of Changes in Net Assets

	For the Six Months Ended February 29, 2020 (Unaudited)	For the Year Ended August 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$153,903	$403,599
Net realized gain (loss) on investment securities, written option transactions and foreign currency translations	807,239	(275,950)
Net change in unrealized depreciation of investment securities, written options and foreign currency translations	(297,582)	(149,262)
Net increase (decrease) in net assets resulting from operations	663,560	(21,613)
Distributions to Shareholders from Earnings:
Institutional Shares	(351,268)	(684,723)
Retail Shares	—	(90,512)
Total distributions	(351,268)	(775,235)
Capital Transactions - Institutional Shares
Proceeds from shares sold	2,035,271	2,064,416
Reinvestment of distributions	336,308	633,107
Shares issued in connection with class consolidation(b)	—	1,812,018
Amount paid for shares redeemed	(1,630,072)	(3,415,867)
Proceeds from redemption fees(a)	23	6
Total Institutional Shares	741,530	1,093,680
Capital Transactions - Retail Shares(b)
Proceeds from shares sold		338,262
Reinvestment of distributions		89,642
Shares redeemed in connection with class consolidation		(1,812,018)
Amount paid for shares redeemed		(1,045,774)
Proceeds from redemption fees(a)		43
Total Retail Shares		(2,429,845)
Net increase (decrease) in net assets resulting from capital transactions	741,530	(1,336,165)
Total Increase (Decrease) in Net Assets	1,053,822	(2,133,013)
Net Assets
Beginning of period	21,240,518	23,373,531
End of period	$22,294,340	$21,240,518

14	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Statements of Changes in Net Assets (continued)

	For the Six Months Ended February 29, 2020 (Unaudited)	For the Year Ended August 31, 2019
Share Transactions - Institutional Shares
Shares sold	171,916	185,627
Shares issued in connection with class consolidation(b)	—	165,943
Shares issued in reinvestment of distributions	28,072	63,311
Shares redeemed	(137,166)	(314,525)
Total Institutional Shares	62,822	100,356
Share Transactions - Retail Shares(b)
Shares sold		30,977
Shares redeemed in connection with class consolidation		(166,255)
Shares issued in reinvestment of distributions		8,982
Shares redeemed		(97,151)
Total Retail Shares		(223,447)

(a)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.
(b)	Effective February 12, 2019, the outstanding Retail Shares of the Fund were exchanged for Institutional Shares.

See accompanying notes which are an integral part of these financial statements.	15

Preserver Alternative Opportunities Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended February 29, 2020 (Unaudited)		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(a)
Selected Per Share Data
Net asset value, at beginning of period	$11.62		$11.98	$11.65	$10.62	$10.00
Income from investment operations:
Net investment income	0.08		0.21	0.16	0.18	0.07
Net realized and unrealized gain (loss) on investments	0.28		(0.17)	0.53	1.08	0.55
Total from investment operations	0.36		0.04	0.69	1.26	0.62
Less distributions to shareholders from:
Net investment income	(0.19)		(0.06)	(0.16)	(0.22)	—
Net realized gains	—		(0.34)	(0.20)	(0.01)	—
Total distributions	(0.19)		(0.40)	(0.36)	(0.23)	—
Net asset value, at end of period	$11.79		$11.62	$11.98	$11.65	$10.62
Total Return(b)	3.07	%(c)	0.88%	6.05%	12.04%	6.20	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$22,294		$21,241	$20,705	$16,022	$9,659
Before waiver or recoupment:
Ratio of expenses to average net assets	1.68	%(d)	1.66%	1.72%	2.02%	2.92	%(d)
After waiver or recoupment:
Ratio of expenses to average net assets	1.35	%(d)	1.48%	1.75%	1.75%	1.75	%(d)
Ratio of net investment income to average net assets	1.39	%(d)	1.96%	1.25%	1.62%	1.44	%(d)
Portfolio turnover rate	23	%(c)	56%	68%	72%	20	%(c)

(a)	For the period March 1, 2016 (commencement of operations) to August 31, 2016.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Not annualized.
(d)	Annualized.

16	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited)

February 29, 2020

NOTE 1. ORGANIZATION

The Preserver Alternative Opportunities Fund (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on September 16, 2015. The Trust is an open end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Preserver Partners, LLC (the “Adviser”). The investment objective of the Fund is to seek current income and capital appreciation with low volatility compared to the major equity and fixed income markets.

The Fund currently offers Institutional Shares. The Fund commenced operations on March 1, 2016. A 2.00% redemption fee is imposed on shares redeemed within 60 days of purchase. Effective on the close of business on February 12, 2019, Retail Shares were consolidated into Institutional Shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

17

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components

18

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective securities using the effective interest method.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Restricted and Illiquid Securities – Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), loan participations and interests in investment companies that are not registered under the Investment Company Act of 1940 (“1940 Act”) (each a “Private Fund”). Illiquid securities are those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. The Fund intends to treat interests in Private Funds as illiquid securities. The Fund will not invest greater than 15% of its net assets in illiquid securities.

As of February 29, 2020, the Fund held illiquid and restricted securities representing 3.93% of net assets.

NOTE 3. DERIVATIVE TRANSACTIONS

The Fund may engage in options transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

19

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

Purchased/Written Option Contracts – The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of February 29, 2020, and the effect of derivative instruments on the Statement of Operations for the six months ended February 29, 2020.

As of February 29, 2020:

	Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Written Options		Written options, at value	$(3,150)

For the six months ended February 29, 2020:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Written options	Net realized gain and change in unrealized appreciation (depreciation) on written options	$4,177	$(1,887)

The following summarizes the average ending monthly fair value of derivatives outstanding during the six months ended February 29, 2020:

Derivatives	Average Fair Value
Written Options	$(1,710)

20

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

The average monthly fair value generally represents the Fund’s derivative activity throughout the period.

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The offsetting of financial liabilities and derivative liabilities as of February 29, 2020 are as follows:

	Gross Amounts of	Gross Amounts of	Gross Amounts Offset in Statement	Net Amounts of Liabilities Presented in Statement of	Gross Amounts Not Offset in Statement of Assets and Liabilities
	Recognized Assets	Recognized Liabilities	of Assets and Liabilities	Assets and Liabilities	Financial Instruments(a)	Collateral Pledged	Net Amount
Written Options	$—	$(3,150)	$—	$(3,150)	$3,150	$—	$—

(a)	Amounts in financial instruments in the table above are limited to the net amounts of liabilities presented on the Statement of Assets and Liabilities.

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

21

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

22

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Private investment funds exempt from registration as an investment company under the 1940 Act (each a “Private Fund”) will be fair valued using the NAV as practical expedient, as provided by the Private Fund’s investment adviser or third party administrator. The fair value of the Fund’s investment in the Private Fund generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Private Fund. The Private Fund holds certain positions in non-marketable investments that are valued at estimated fair value, which may differ significantly from the values that would have been used had a ready market existed for these investments. All underlying investments held in the Private Fund are valued in accordance with the policies and procedures established by such Private Fund.

The Adviser will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by the Private Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. In determining fair values as of February 29, 2020, the Adviser has, as a practical expedient, estimated fair value of the Private Fund using the NAV (or its equivalent) provided by the investment adviser or third-party administrator of the Private Fund as of that date. All investments for which fair value is measured using the Private Fund’s net asset value as a practical expedient are not required to be included within the fair value hierarchy. Private Funds with a fair value of $876,927 were valued at their respective net asset values as of February 29, 2020 and were excluded from the fair value hierarchy.

The Fund’s interests in a Private Fund are also illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Private Fund or withdraw all or a portion of its investment from a Private Fund promptly after it has made a decision to do so because of limitations set forth in that Private Fund’s governing documents.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to

23

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,866,736	$—	$—	$7,866,736
Preferred Stocks	1,142,015	—	—	1,142,015
Closed-End Funds	384,000	—	—	384,000
Exchange-Traded Funds	296,760	—	—	296,760
Corporate Bonds	—	5,326,010	—	5,326,010
U.S. Treasury Obligations	—	1,698,675	—	1,698,675
Collateralized Mortgage Obligations	—	552,622	—	552,622
Convertible Corporate Bonds	—	112,958	—	112,958
Asset-Backed Securities	—	72,309	—	72,309
Total	$9,689,511	$7,762,574	$—	$17,452,085
Assets excluded from fair value hierarchy*				$876,927
Total				$18,329,012

*

The investment in the Private Fund is measured at fair value using the net asset value per share (or its equivalent) practical expedient and has not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(3,150)	$—	$—	$(3,150)
Total	$(3,150)	$—	$—	$(3,150)

24

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the six months ended February 29, 2020, the Adviser earned fees of $83,203 from the Fund. At February 29, 2020, the Fund owed the Adviser $8,511 in accordance with the expense limitation agreement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.35% of the Fund’s average daily net assets through December 31, 2020 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of February 29, 2020, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
August 31, 2020	$4,727
August 31, 2022	33,930
February 28, 2023	37,527

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the six months ended February 29, 2020, the Administrator earned fees of $11,603 for administration services, $11,603 for fund accounting services, $6,630 for transfer agent services, and $2,984 for compliance services. At February 29, 2020, the Fund owed the Administrator $9,486 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is

25

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended, has received an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. Effective January 1, 2020, the annual retainer increased to $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Disctributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 6. PURCHASES AND SALES OF SECURITIES

For the six months ended February 29, 2020, purchases and sales of investment securities, other than short-term investments, were $4,755,603 and $7,456,756, respectively.

Purchases and sales of long-term U.S. Government obligations during the six months ended February 29, 2020 were $298,840 and $0, respectively.

NOTE 7. FEDERAL TAX INFORMATION

At February 29, 2020, the net unrealized appreciation (depreciation) and tax cost of investments, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$1,871,087
Gross unrealized depreciation	(330,203)
Net unrealized appreciation/(depreciation) on investments	1,540,884
Tax cost of investments	$16,784,978

The tax character of distributions paid for the fiscal year ended August 31, 2019, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$398,284
Long-term capital gains	376,951
Total distributions paid	$775,235

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

26

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

At August 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$348,221
Undistributed long-term capital gains	—
Accumulated capital and other losses	(258,613)
Unrealized appreciation on investments(a)	1,839,507
Unrealized depreciation on foreign currency translations	(473)
Total accumulated earnings	$1,928,642

(a)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the mark-to-market adjustments on passive foreign investment companies, the tax treatment of return of capital adjustments and interest accruals on complex securities.

As of August 31, 2019, the Fund had available for tax purposes an unused capital loss carryforward of $258,613, of long-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that this carryforward is used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

27

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2019 through February 29, 2020.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Preserver Alternative Opportunities Fund
Institutional Class	Actual	$ 1,000.00	$ 1,030.70	$ 6.79	1.35%

	Hypothetical(b)	$ 1,000.00	$ 1,018.17	$ 6.75	1.35%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

28

FACTS	WHAT DOES PRESERVER ALTERNATIVE OPPORTUNITIES FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (844) 838-2119

29

Who we are
Who is providing this notice?	Preserver Alternative Opportunities Fund Ultimus Fund Distributors, LLC(Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Preserver Partners, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

30

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Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (844) 838-2119 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Matthew J. Beck, Secretary

INVESTMENT ADVISER

Preserver Partners, LLC

8700 Trail Lake Drive West, Suite 105

Memphis, TN 38125

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

HEDEKER STRATEGIC APPRECIATION FUND
Institutional Shares – SAFFX

Semi-Annual Report
February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 657-4450 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 657-4450. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Hedeker Wealth LLC
One Overlook Point, Suite 610
Lincolnshire, Illinois 60069
(800) 657-4450

Shareholder Letter (Unaudited)	February 29, 2020

It feels like ages ago, but February 19th marked the all-time highs for the S&P 500® Index (“S&P 500”). On that day, the S&P 500 was up 5% year-to-date, on pace for a 40% year and following a 31% year. From there, the market experienced its fastest ever move from all-time highs to “Bear Market Territory,” trading 20% lower in a mere 16 trading sessions. The S&P 500 continued to trade lower, hitting down 34% on March 23rd. By comparison, during the period from February 19th to March 23rd, the Hedeker Strategic Appreciation Fund (the “Fund”) moved 22.42% lower, outperforming the S&P 500 but underperforming Fund expectations.

During the first wave of the selloff, the Fund moved to nearly 10% cash by selling high dollar and credit sensitive convertibles. While these moves helped performance, the Fund was adversely affected by its exposure to business development companies (“BDCs”) and mortgage REITs (“mREITs”). BDC’s and mREITs sold off across the board over concerns of significantly discounted net asset values and forbearance risks. In the case of the BDC’s, the Fund holds investment-grade BDC convertibles. These BDCs are well diversified, adequately capitalized, and in many cases have significant insider buyer occurring. We believe these securities serve as an example of the market “throwing the baby out with the bathwater” and we expect these securities to recover their value over time. The situation with the mortgage REITs is more mixed. A couple of the mREITs held in the Fund have had some trouble handling liquidity needs, causing the convertibles to remain under pressure. These mortgage REIT positions are the most potentially impacted securities as we discover the new economy in a post-pandemic world. To manage risk in this area, we continue to monitor each company’s ability to meet margin calls as well as the net asset values of their portfolios.

As we look forward, we are encouraged by the sharp snapback in equity markets and the calming within credit markets. We are truly in unprecedented times with uncertainties hiding around every corner. With this in mind, we are focused on deploying cash opportunistically while continually looking to upgrade the portfolio. It’s been a very difficult period for us all, but brighter days are ahead.

Ryan Casaquite
Portfolio Manager

Investors should carefully consider the investment objectives, risks, and charges and expenses of the fund before investing. The prospectus contains this and other information about the fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 800-657-4450.

Investing involves risk, including loss of principal. There is no guarantee that this, or any, investment strategy will be successful. A majority of the Fund’s assets will be invested in convertible securities that have credit ratings that are below investment grade or not rated. These “junk bonds” are considered speculative investments. Fixed income investments are affected by a number of risks, including fluctuation in interest rates, credit risk, and prepayment risk. In general, as prevailing interest rates rise, fixed income securities prices will fall. Some fixed income securities give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bonds during a time of declining interest rates, the Fund may have to invest the proceeds in an investment offering a lower yield. Convertible securities may be illiquid and difficult to value and may be subject to greater

1

credit risk than other securities. Many of the convertible securities in which the Fund invests are issued by small or medium sized companies located in foreign and emerging markets. Investments in international markets present special risks including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation and differences in auditing and other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets. Small and mid-cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Past performance does not guarantee future performance.

The S&P 500® Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance.

The Hedeker Strategic Appreciation Fund is distributed by Ultimus Fund Distributors, LLC.

2

Investment Results (Unaudited)

Average Annual Total Returns(a) as of February 29, 2020

	Six Months	One Year	Since Inception (12/21/2016)	Expense Ratio(c)
Hedeker Strategic Appreciation Fund
Institutional Shares	0.57%	0.57%	1.57%	1.42%
Bloomberg Barclays Intermediate Government/Credit Index(b)	2.86%	8.81%	4.11%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Hedeker Strategic Appreciation Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 657-4450.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.
(b)

The Bloomberg Barclays Intermediate Government/Credit Index (“Index”) is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. The returns of the Index do not reflect the deduction of fees and expenses, whereas the Fund returns are shown net of fees. An individual cannot invest directly in an index.

(c)

The expense ratio is from the Fund’s prospectus dated December 30, 2019. Hedeker Wealth LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed, until December 31, 2020, to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets. (“Expense Limitation Agreement”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Institutional Shares expense ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund, but does not include acquired fund fees and expenses. Additional information pertaining to the Fund’s expense ratios as of February 29, 2020, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 657-4450. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Portfolio Illustration (Unaudited) February 29, 2020

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at http://www.sec.gov.

4

Hedeker Strategic Appreciation Fund
Schedule of Investments (Unaudited)

February 29, 2020

	Principal Amount	Fair Value
CONVERTIBLE CORPORATE BONDS — 74.12%

Communication Services — 5.07%
Liberty Media Corporation, 2.25%, 9/30/2046	$2,000,000	$1,085,487
Liberty Media Corporation - Formula One Group, 1.00%, 1/30/2023	1,000,000	1,186,205
Twitter, Inc., 1.00%, 9/15/2021	500,000	486,540
Twitter, Inc., 0.25%, 6/15/2024	500,000	497,155
		3,255,387
Consumer Discretionary — 5.12%
Carriage Services, Inc., 2.75%, 3/15/2021 (a)	300,000	321,852
Quotient Technology, Inc., 1.75%, 12/1/2022	1,000,000	985,934
Trip.com Group Ltd., 1.00%, 7/1/2020	2,000,000	1,979,999
		3,287,785
Consumer Staples — 1.79%
Herbalife Nutrition Ltd., 2.63%, 3/15/2024	1,250,000	1,151,708

Energy — 2.47%
Helix Energy Solutions Group, Inc., 4.13%, 9/15/2023	1,000,000	1,074,632
Hurricane Energy plc, 7.50%, 7/24/2022	500,000	511,089
		1,585,721
Financials — 13.77%
Apollo Commercial Real Estate Finance, Inc., 5.38%, 10/15/2023	500,000	503,805
Ares Capital Corporation, 3.75%, 2/1/2022	1,000,000	1,022,629
Ares Capital Corporation, 4.63%, 3/1/2024	750,000	802,969
Exantas Capital Corporation, 4.50%, 8/15/2022	1,000,000	1,031,336
Hannon Armstrong Sustainable Infrastructure Capital, Inc., 4.13%, 9/1/2022	1,000,000	1,291,863
New Mountain Finance Corporation, 5.75%, 8/15/2023	1,000,000	1,052,878
Prospect Capital Corporation, 4.95%, 7/15/2022	1,000,000	1,029,572
Prospect Capital Corporation, 6.38%, 3/1/2025	1,000,000	1,080,176
Redwood Trust, Inc., 4.75%, 8/15/2023	1,000,000	1,033,750
		8,848,978
Health Care — 17.28%
Collegium Pharmaceutical, Inc., 2.63%, 2/15/2026	250,000	277,031
CONMED Corporation, 2.63%, 2/1/2024	1,000,000	1,221,515
Illumina, Inc., 0.00%, 8/15/2023	500,000	517,036
Illumina, Inc., 0.50%, 9/12/2026	500,000	592,075
Jazz Investments I Ltd., 1.88%, 8/15/2021	500,000	500,211
Jazz Investments I Ltd., 1.50%, 8/15/2024	500,000	478,033
Mesa Laboratories, Inc., 1.38%, 8/15/2025	1,000,000	1,077,800
Neurocrine Biosciences, Inc., 2.25%, 5/15/2024	1,000,000	1,394,849
Pacira BioSciences, Inc., 2.38%, 4/1/2022	1,000,000	1,030,965
PDL BioPharma, Inc., 2.75%, 12/1/2021	1,000,000	1,110,625
Repligen Corporation, 0.38%, 7/15/2024	1,000,000	1,048,177
Retrophin, Inc., 2.50%, 9/15/2025	1,000,000	811,300

See accompanying notes which are an integral part of these financial statements.	5

Hedeker Strategic Appreciation Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Principal Amount	Fair Value
CONVERTIBLE CORPORATE BONDS — (continued)

Health Care — (continued)
Vocera Communiciations, Inc., 1.50%, 5/15/2023	$990,000	$1,043,983
		11,103,600
Industrials — 3.60%
Macquarie Infrastructure Corporation, 2.00%, 10/1/2023	1,000,000	960,000
Team, Inc., 5.00%, 8/1/2023	1,385,000	1,350,747
		2,310,747
Information Technology — 25.02%
Akamai Technologies, Inc., 0.13%, 5/1/2025	1,500,000	1,682,662
Altair Engineering, Inc., 0.25%, 6/1/2024	1,000,000	1,020,595
Guidewire Software, Inc., 1.25%, 3/15/2025	1,000,000	1,179,328
II-VI, Inc., 0.25%, 9/1/2022	1,250,000	1,244,531
Liberty Interactive LLC, 4.00%, 11/15/2029	1,350,000	983,813
New Relic, Inc., 0.50%, 5/1/2023	1,000,000	939,945
Nuance Communications, Inc., 1.00%, 12/15/2035	1,000,000	1,100,438
Nutanix, Inc., 0.00%, 1/15/2023	1,000,000	939,483
ON Semiconductor Corporation, 1.00%, 12/1/2020	1,000,000	1,140,949
Pure Storage, Inc., 0.13%, 4/15/2023	1,000,000	978,899
Rapid7, Inc., 1.25%, 8/1/2023	1,000,000	1,300,297
Square, Inc., 0.50%, 5/15/2023	1,000,000	1,298,217
Verint Systems, Inc., 1.50%, 6/1/2021	1,000,000	1,072,092
Wix.com Ltd., 0.00%, 7/1/2023	1,000,000	1,193,977
		16,075,226
Total Convertible Corporate Bonds (Cost $47,124,353)		47,619,152

	Shares
CONVERTIBLE PREFERRED STOCKS — 15.69%

Financials — 5.59%
Bank of America Corp., Series L, 7.25%	1,000	1,515,000
Capitala Finance Corporation, 5.75%	33,203	818,786
Great Ajax Corporation, 7.25%	20,196	534,184
Ready Capital Corporation, 7.00%	28,537	731,403
		3,599,373
Health Care — 1.76%
Becton Dickinson and Company, Series A, 6.13%	20,000	1,131,800

Industrials — 1.39%
Fortive Corporation, Series A, 5.00%	1,000	890,430

Materials — 1.38%
International Flavors & Fragrances, Inc., 6.00%	20,000	884,600

6	See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
CONVERTIBLE PREFERRED STOCKS — (continued)

Real Estate — 1.63%
RLJ Lodging Trust, Series A, 7.80%	40,000	$1,044,400

Utilities — 3.94%
Nextera Energy, Inc., 4.87%	40,000	2,027,600
Southern Company (The), Series 2019, 6.75%	10,000	503,600
		2,531,200
Total Convertible Preferred Stocks (Cost $10,211,283)		10,081,803

MONEY MARKET FUNDS — 1.14%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.50%(b)	734,015	734,015
Total Money Market Funds (Cost $734,015)		734,015

Total Investments — 90.95% (Cost $58,069,651)		58,434,970

Other Assets in Excess of Liabilities — 9.05%		5,816,797

NET ASSETS — 100.00%		$64,251,767

(a)	Illiquid security. The total fair value of these securities as of February 29, 2020 was $321,852, representing 0.50% of net assets.
(b)	Rate disclosed is the seven day effective yield as of February 29, 2020.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	7

Hedeker Strategic Appreciation Fund
Statement of Assets and Liabilities (Unaudited)

February 29, 2020

Assets
Investments in securities at fair value (cost $58,069,651)	$58,434,970
Receivable for investments sold	5,632,117
Dividends and interest receivable	294,359
Prepaid expenses	2,741
Total Assets	64,364,187
Liabilities
Payable to Adviser	52,784
Payable to Administrator	9,712
Payable to auditors	34,123
Payable to trustees	825
Other accrued expenses	14,976
Total Liabilities	112,420
Net Assets	$64,251,767
Net Assets consist of:
Paid-in capital	67,040,572
Accumulated deficit	(2,788,805)
Net Assets	$64,251,767
Shares outstanding (unlimited number of shares authorized, no par value)	2,670,052
Net asset value, offering and redemption price per share	$24.06

8	See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund
Statement of Operations (Unaudited)

For the six months ended February 29, 2020

Investment Income
Dividend income	$199,522
Interest income	832,653
Total investment income	1,032,175
Expenses
Adviser	314,322
Administration	31,435
Fund accounting	19,255
Audit and tax preparation	11,223
Legal	10,809
Trustee	7,587
Transfer agent	5,968
Pricing	5,795
Report printing	5,477
Custodian	3,474
Compliance services	2,984
Registration	2,462
Interest expense	396
Miscellaneous	24,226
Net operating expenses	445,413
Net investment income	586,762
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	160,737
Net change in unrealized depreciation of investment securities and foreign currency translations	(538,002)
Net realized and change in unrealized loss on investments	(377,265)
Net increase in net assets resulting from operations	$209,497

See accompanying notes which are an integral part of these financial statements.	9

Hedeker Strategic Appreciation Fund
Statements of Changes in Net Assets

	For the Six Months Ended February 29, 2020 (Unaudited)	For the Year Ended August 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$586,762	$539,076
Net realized gain (loss) on investment securities transactions and foreign currency translations	160,737	(1,552,732)
Net change in unrealized depreciation of investment securities and foreign currency translations	(538,002)	(884,259)
Net increase (decrease) in net assets resulting from operations	209,497	(1,897,915)
Distributions to Shareholders from Earnings:
Institutional Shares	(1,180,669)	(1,776,026)
Total distributions	(1,180,669)	(1,776,026)
Capital Transactions - Institutional Shares
Proceeds from shares sold	6,226,556	11,103,161
Reinvestment of distributions	1,180,669	1,776,026
Amount paid for shares redeemed	(1,912,157)	(9,771,834)
Net increase in net assets resulting from capital transactions	5,495,068	3,107,353
Total Increase (Decrease) in Net Assets	4,523,896	(566,588)
Net Assets
Beginning of period	59,727,871	60,294,459
End of period	$64,251,767	$59,727,871
Share Transactions - Institutional Shares
Shares sold	249,707	454,058
Shares issued in reinvestment of distributions	47,829	73,503
Shares redeemed	(77,030)	(399,557)
Net increase in shares	220,506	128,004

10	See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund - Institutional Shares

Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended February 29, 2020 (Unaudited)		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Period Ended August 31, 2017(a)
Net asset value, beginning of period	$24.38		$25.97	$25.47	$25.00

Investment operations:
Net investment income	0.26		0.23	0.41	0.07
Net realized and unrealized gain (loss) on investments	(0.11)		(1.08)	1.06	0.41
Total from investment operations	0.15		(0.85)	1.47	0.48

Distributions from:
Net investment income	(0.47)		(0.74)	(0.66)	(0.01)
Net realized gains	—		—	(0.31)	—
Total from distributions	(0.47)		(0.74)	(0.97)	(0.01)

Net asset value, end of period	$24.06		$24.38	$25.97	$25.47

Total Return(b)	0.57	%(c)	(3.23)%	5.94%	1.94	%(c)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$64,252		$59,728	$60,294	$50,621
Ratio of net expenses to average net assets	1.42	%(d)	1.41%	1.44%	1.56	%(d)
Ratio of net investment income to average net assets	1.87	%(d)	0.90%	1.55%	0.49	%(d)
Portfolio turnover rate	46	%(c)	121%	163%	113	%(c)

(a)	For the period December 21, 2016 (commencement of operations) to August 31, 2017.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.	11

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (Unaudited)

February 29, 2020

NOTE 1. ORGANIZATION

The Hedeker Strategic Appreciation Fund (the “Fund”) was organized as a non-diversified series of Capitol Series Trust (the “Trust”) on December 15, 2016. The Fund subsequently became and now operates as a diversified series of the Trust. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Hedeker Wealth LLC (the “Adviser”). The investment objective of the Fund is to seek superior risk-adjusted returns over a market cycle.

The Fund currently offers one class of shares, Institutional Shares. The Fund commenced operations on December 21, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

12

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended February 29, 2020, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Restricted and Illiquid Securities – Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), loan participations and interests in investment companies that are not registered under the Investment Company Act of 1940 (“1940 Act”) (each a “Private Fund”). Illiquid securities are those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days

13

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

or less without the conversion to cash significantly changing the market value of the investment. The Fund intends to treat interests in Private Funds as illiquid securities. The Fund will not invest greater than 15% of its net assets in illiquid securities.

As of February 29, 2020, the Fund held illiquid securities representing 0.50% of net assets.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are

14

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2020:

	Valuation Inputs
Assets (a)	Level 1	Level 2	Level 3	Total
Convertible Corporate Bonds	$—	$47,619,152	$—	$47,619,152
Convertible Preferred Stocks	8,566,803	1,515,000	—	10,081,803
Money Market Funds	734,015	—	—	734,015
Total	$9,300,818	$49,134,152	$—	$58,434,970

(a)	Refer to Schedule of Investments for sector classifications.

15

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended February 29, 2020, the Adviser earned fees of $314,322 from the Fund. At February 29, 2020, the Fund owed the Adviser $52,784.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 1.75% of the Fund’s Institutional Shares average daily net assets through December 31, 2020 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This Expense Limitation may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation terminates automatically upon the termination of the Agreement with the Adviser. For the six months ended February 29, 2020, the Adviser did not waive any fees in the Fund.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the six months ended February 29, 2020, the Administrator earned fees of $31,435 for administration services, $2,984 for compliance services, $19,255 for fund accounting services, and $5,968 for transfer agent services. At February 29, 2020, the Fund owed the Administrator $9,712 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended, has received an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. Effective January 1, 2020, the annual retainer increased to $1,000 per Fund. In addition, each Independent Trustee may be compensated for

16

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended February 29, 2020, purchases and sales of investment securities, other than short-term investments, were $28,370,689 and $25,710,972, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended February 29, 2020.

NOTE 6. FEDERAL TAX INFORMATION

At February 29, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$783,948
Gross unrealized depreciation	(1,255,547)
Net unrealized appreciation/(depreciation) on investments	$(471,599)
Tax cost of investments	$58,906,569

The tax character of distributions paid for the fiscal year ended August 31, 2019, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income	$1,776,026
Total distributions paid	$1,776,026

At August 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$351,316
Accumulated capital and other losses	(2,235,352)
Unrealized appreciation on investments(a)	66,403
Total accumulated deficit	$(1,817,633)

(a)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash sales, interest accruals and deemed dividends from convertible bonds.

17

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

As of August 31, 2019, the Fund had available for tax purposes unused capital loss carryforwards of $675,566 and $1,559,786, respectively, of short-term and long-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of February 29, 2020, the Fund had 25.02% of the value of their net assets invested in securities within the Information Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

18

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2019 through February 29, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Hedeker Strategic Appreciation Fund
Institutional Shares	Actual	$ 1,000.00	$ 1,005.70	$ 7.08	1.42%

	Hypothetical(b)	$ 1,000.00	$ 1,017.80	$ 7.12	1.42%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)	Hypothetical assumes a 5% return before expenses.

19

Investment Advisory Agreement Approval (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on September 9 and 10, 2019, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period of the Investment Advisory Agreement between the Trust and Hedeker Wealth LLC (“Hedeker”) (the “Investment Advisory Agreement”) regarding the Hedeker Strategic Appreciation Fund (the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Hedeker and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Hedeker, including, but not limited to, Hedeker’s response to counsel’s due diligence letter requesting information relevant to the renewal of the Investment Advisory Agreement, the operating expense limitation agreement currently in effect between the Trust and Hedeker (the “Expense Limitation Agreement”), and certain Morningstar peer group expense and performance data for comparison purposes (collectively, the “Support Materials”). At various times, the Trustees reviewed the Support Materials with Hedeker, Trust management, and with counsel to the Independent Trustees. The Trustees noted the completeness of the Support Materials that Hedeker had provided, which included both responses and materials provided in response to initial and supplemental due diligence requests. Representatives from Hedeker met with the Trustees and provided further information including, but not limited to, the services it provides to the Fund, firm ownership, resources available to service the Fund, succession planning, brokerage commission execution rates and profitability. This information, together with the information provided to and reviewed by the Board throughout the course of the prior year, formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms and the form of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services provided by Hedeker; (2) the cost of the services provided and the profits and losses realized by Hedeker from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Hedeker resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

20

Investment Advisory Agreement Approval (Unaudited) (continued)

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports regarding the Fund over an extended period of time, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision about the approval of the renewal of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the renewal of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Hedeker’s services to the Fund. Based upon Hedeker’s presentation and the Support Materials, as well as the information provided to the Board throughout the course of the year, the Board concluded that the overall arrangements between the Trust and Hedeker as set forth in the Investment Advisory Agreement continues to be fair and reasonable in light of the services Hedeker performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the renewal of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Hedeker provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with its investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Hedeker effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) executing trades and conducting research on behalf of the Fund; (7) conducting pre-trade portfolio compliance monitoring; and (8) providing marketing services for the Fund. The Trustees considered Hedeker’s capitalization and its assets under management. The Trustees noted that Hedeker had appointed Ryan Casaquite to serve as the Fund’s new portfolio manager in July, 2019, and that he had previously served as a Senior Trader and Research Analyst for the firm. They further noted the portfolio manager’s investment philosophy and his experience managing assets using investment strategies similar to those employed for the Fund. The Trustees noted the growth in fund assets during the prior year, that there were net purchases in the Fund during the same period, as well as a positive net change from operations. The Trustees also reviewed the Fund’s performance compared to its respective benchmark, noting that the Fund had outperformed its benchmark for certain periods and underperformed its benchmark for certain periods since the Fund’s inception in December, 2016. The Trustees also considered the Fund’s performance compared to the Convertible Bond Funds Morningstar peer group category and the Adviser’s custom peer group. In this regard, the Trustees considered that the Fund underperformed both the average and median of the Morningstar peer group and the average and median of the Adviser’s custom peer group for the one-year period ended June 30, 2019. The Trustees considered Hedeker’s attribution analysis concerning the factors that contributed to the Fund’s underperformance, the changes made to the portfolio management team for the Fund during the relevant period and the Adviser’s representation of future plans to improve Fund performance. The Trustees also noted Hedeker’s explanation that risk adjusted strategies, such as those that the Adviser employs on the Fund’s behalf, are inherently at a disadvantage in their peer group category. The Trustees further noted that it is difficult to make meaningful performance comparisons with short-term results. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Hedeker provides to the Fund under the Investment Advisory Agreement.

21

Investment Advisory Agreement Approval (Unaudited) (continued)

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Hedeker under the Investment Advisory Agreement, as well as Hedeker’s profitability from the services that it renders to the Fund. In that regard, the Trustees noted that Hedeker assumes the costs of all distribution services rendered to the Fund, and that the Fund does not have a Rule 12b-1 Distribution Plan or associated fee. They also noted that Hedeker has additional responsibilities with respect to the Fund, including compliance, reporting and operational responsibilities. The Trustees considered that Hedeker has contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees noted that Hedeker does realize a profit as a result of its advisory services to the Fund. Based on all these factors, the Trustees concluded that Hedeker’s profitability with respect to the Fund is reasonable.

Comparative Fee and Expense Data. The Trustees noted that the Fund’s management fee was higher than the average and median gross management fee reported for both its Morningstar peer group and the Adviser’s custom peer group, both of which include funds with far greater assets than the Fund. The Trustees also reviewed data supplied by Hedeker with respect to other convertible bond funds, which had management fees as high as 2.87% with an average management fee of 0.71%. The Trustees also noted Hedeker’s explanation of the factors that it considered in proposing the advisory fee, including the fact that Hedeker’s experienced portfolio management team provides an actively managed convertible bond strategy that is available to retail as well as institutional investors, and that said strategy invests in complex securities that have equity, bond and interest rate components. The Trustees then noted that the Fund’s gross and net total expense ratio (reflected with and without waivers and expense reimbursements) were above the average and median reported for its Morningstar peer group. The Trustees also considered that the Fund’s net total expense ratio was above the average and median reported for the Adviser’s custom peer group, but that the Fund’s gross total expense ratio (which reflects the effect of waivers and expense reimbursements) was lower than the average and in line with the median net total expense ratio of the Adviser’s custom peer group. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Hedeker’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, but did not find that any material economies exist at this time.

Other Benefits. The Trustees considered that Hedeker does not utilize brokers with whom it has soft dollar relationships to execute the Fund’s portfolio transactions. The Trustees also observed that the distribution expenses of the Fund are paid by Hedeker, and that the Fund does not have a Rule 12b-1 Distribution Plan or associated fee. The Trustees concluded that, all things considered, Hedeker does not receive material additional financial benefits from services rendered to the Fund.

22

FACTS	WHAT DOES HEDEKER STRATEGIC APPRECIATION FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 657-4450

23

Who we are
Who is providing this notice?	Hedeker Strategic Appreciation Fund Ultimus Fund Distributors, LLC (Distributor) Ulimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Hedeker Wealth LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

24

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PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 657-4450 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Matthew J. Beck, Secretary

INVESTMENT ADVISER

Hedeker Wealth LLC

One Overlook Point, Suite 610

Lincolnshire, IL 60069

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Cornerstone Capital Access Impact Fund

Institutional Shares – CCIIX

Semi-Annual Report
February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-986-6187 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-986-6187. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Cornerstone Capital, Inc.
550 Fifth Avenue, 11th Floor
New York, NY 10036

Telephone: 212-874-7400

Shareholder Letter (Unaudited)	March 30, 2020

Dear Shareholder,

We are pleased to present you with the semi-annual report for the Cornerstone Capital Access Impact Fund (“CCIIX” or “Fund”). Given that the Fund launched on November 13, 2019, we are presenting only 3.5 months of performance, with all data as of February 29, 2020.

With this report, we take a moment to wish everyone health and comfort during this unprecedented shock. We find ourselves in a severe health crisis, an economic crisis, and a crisis of confidence. That said, we do not believe that we have a financial crisis given that our global economic infrastructures remain intact so far. But we believe that we will not see a resolution of market until we have a clear indication of the Coronavirus containment and a line of sight to a cure.

But in this environment, we reiterate our view that a long-term commitment to sustainable and impact investing can provide strong returns over time. In analyzing the material environmental, social and governance (ESG) factors in the investment process, we argue that good governance is a proxy for quality. And most importantly, given that impact investing strategies aim to create solutions to the world’s greatest challenges, they seek to drive innovation and resilient growth. And this is how we built our Fund.

We hope you are pleased thus far with the performance of CCIIX. As of the end of February 2020, the Fund had returned 2.10% since inception vs. -4.97% for the benchmark MSCI All-Country World Index over the same time period. This represents an outperformance of 707 basis points against a backdrop of an accommodative Fed, the partial resolution of the U.S.-China trade war, and increased clarity on Brexit. The solid performance is partly due to the relative overweight in technology stocks, which performed well during this period, and the underweight in energy names, as many of these underperformed.

The performance reflects the early stages of the COVID-19 impact but excludes the significant market dislocations that occurred later in March 2020. That said, the portfolio has held up well during this market downturn and continues to outperform the benchmark.

We look forward to continuing to deepen our relationship with our shareholders as we seek to increase our distribution capabilities and with it, the Fund’s asset size.

Best regards,

Erika Karp and Jennifer Leonard
Cornerstone Capital, Inc.

1

Investment Results (Unaudited)

Total Returns(a) as of February 29, 2020

Since Inception (11/13/2019)
Cornerstone Capital Access Impact Fund
Institutional Class	2.10%
MSCI All Country World Index(b)	-4.97%

Expense Ratios(c)
Institutional Class
Gross	2.47%
With Applicable Waivers	1.35%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Cornerstone Capital Access Impact Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-986-6187.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period and exclude the redemption fee. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b) The MSCI All Country World Index (“Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. Investments in foreign securities involve risks that may be different from those of U.S. securities. Diversification does not ensure a profit or guarantee against loss. The Index returns assume reinvestment of all distributions and does not reflect the deduction of taxes and fees Individuals cannot invest directly in the Index.

(c) The expense ratios as disclosed in the Fund’s prospectus dated October 1, 2019, were based on estimated amounts for the current fiscal year. Cornerstone Capital, Inc., the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.35% of the average daily net assets of the Fund through December 31, 2022 (the “Expense Limitation”). The Expense Limitation is expected to continue from year to year thereafter. During any fiscal year that the Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser. Additional information pertaining to the Fund’s expense ratios as of February 29, 2020, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

2

Portfolio Illustration (Unaudited)

February 29, 2020

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov.

3

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — 95.72%
Australia — 0.64%
Health Care — 0.34%
CSL Ltd.	94	$18,941

Information Technology — 0.30%
Atlassian Corporation plc, Class A(a)	115	16,670
Total Australia		35,611

Austria — 0.48%
Industrials — 0.48%
Andritz AG	755	26,600

Belgium — 0.49%
Information Technology — 0.13%
Materialise NV - ADR(a)	440	7,278

Materials — 0.36%
Umicore SA	475	19,802
Total Belgium		27,080

Bermuda — 0.21%
Information Technology — 0.21%
Marvell Technology Group Ltd.	550	11,715

Brazil — 0.44%
Consumer Staples — 0.29%
Raia Drogasil S.A.	628	16,599

Utilities — 0.15%
Cia de Saneamento de Minas Gerais S.A.	600	8,087
Total Brazil		24,686

Canada — 1.97%
Industrials — 0.93%
Stantec, Inc.	1,748	52,211

Information Technology — 0.84%
Canadian Solar, Inc.(a)	510	10,404
Shopify, Inc., Class A(a)	67	31,042
Sierra Wireless, Inc.(a)	645	4,992
		46,438

4	See accompanying notes which are an integral part of these financial statements.

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
Canada — (continued)
Materials — 0.20%
Chemtrade Logistics Income Fund	1,780	$11,310
Total Canada		109,959

Cayman Islands — 0.38%
Utilities — 0.38%
Consolidated Water Company Ltd.	1,294	20,911

China — 6.66%
Communication Services — 2.88%
Baidu, Inc. - ADR(a)	294	35,274
Tencent Holdings Ltd.	1,000	49,522
Tencent Holdings Ltd. - ADR	1,520	75,468
		160,264
Consumer Discretionary — 2.84%
Alibaba Group Holding Ltd. - ADR(a)	368	76,544
Kandi Technologies Corporation(a)	1,110	4,174
Meituan Dianping(a)	3,400	43,141
Pinduoduo, Inc. - ADR(a)	966	34,563
		158,422
Financials — 0.63%
ZhongAn Online P&C Insurance Company Ltd.(a)	8,300	34,927

Information Technology — 0.31%
Daqo New Energy Corporation - ADR(a)	260	17,048
Total China		370,661

Denmark — 0.77%
Industrials — 0.77%
Vestas Wind Systems A/S - ADR	480	15,456
Vestas Wind Systems A/S	284	27,242
		42,698
Finland — 0.32%
Industrials — 0.32%
Uponor Oyj	1,364	17,840

France — 3.51%
Consumer Staples — 0.77%
Danone S.A. - ADR	1,020	14,300
Danone S.A.	403	28,344
		42,644

See accompanying notes which are an integral part of these financial statements.	5

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
France — (continued)
Industrials — 1.00%
Legrand S.A.	200	$15,236
Schneider Electric SE	407	40,655
		55,891
Information Technology — 0.25%
Dassault Systemes SE - ADR	90	13,928

Utilities — 1.49%
Veolia Environnement S.A.	2,895	82,856
Total France		195,319

Germany — 2.05%
Communication Services — 0.29%
Deutsche Telekom AG - ADR	1,000	16,280

Consumer Discretionary — 0.32%
adidas AG	64	17,699

Health Care — 0.22%
Siemens Healthineers AG - ADR	620	12,512

Industrials — 0.45%
Norma Group SE	754	24,716

Information Technology — 0.77%
Infineon Technologies AG - ADR	640	13,274
JinkoSolar Holding Company Ltd. - ADR(a)	450	10,278
Wirecard AG	153	19,412
		42,964
Total Germany		114,171

Hong Kong — 2.13%
Financials — 0.71%
AIA Group Ltd.	4,000	39,464

Industrials — 0.48%
China Everbright International Ltd.	40,000	26,634

Utilities — 0.94%
Beijing Enterprises Water Group Ltd.	58,000	26,937

6	See accompanying notes which are an integral part of these financial statements.

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
Hong Kong — (continued)
Utilities — (continued)
China Water Affairs Group Ltd.	32,000	$25,495
		52,432
Total Hong Kong		118,530

India — 0.97%
Financials — 0.97%
HDFC Bank Ltd. - ADR	980	53,753

Indonesia — 0.49%
Financials — 0.49%
Bank Central Asia Tbk PT	12,500	27,411

Ireland — 1.46%
Industrials — 1.27%
Pentair plc	1,804	71,060

Information Technology — 0.19%
Seagate Technology plc	215	10,309
Total Ireland		81,369

Israel — 0.22%
Information Technology — 0.22%
SolarEdge Technologies, Inc.(a)	100	12,472

Japan — 4.93%
Communication Services — 0.32%
Softbank Corporation - ADR	775	17,825

Consumer Discretionary — 0.26%
Rakuten, Inc.	1,708	14,325

Financials — 0.62%
SBI Holdings, Inc.(a)	1,700	34,343

Health Care — 0.41%
Terumo Corporation	700	22,613

Industrials — 2.27%
Kuboto Corporation	1,500	21,219
Kurita Water Industries Ltd.	3,000	77,883
Recruit Holdings Company Ltd.	800	27,924
		127,026

See accompanying notes which are an integral part of these financial statements.	7

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
Japan — (continued)
Information Technology — 1.05%
Kyocera Corporation - ADR	215	$13,266
Tokyo Electron Ltd. - ADR	275	14,374
Yahoo Japan Corporation	8,427	30,761
		58,401
Total Japan		274,533

Kenya — 0.28%
Communication Services — 0.28%
Safaricom Ltd.	57,431	15,849

Mexico — 0.62%
Materials — 0.62%
Orbia Advance Corporation SAB de CV	17,600	34,702

Netherlands — 2.62%
Health Care — 0.24%
Koninklijke Philips N.V.	315	13,514

Industrials — 1.30%
Aalberts N.V.	717	26,709
Arcadis N.V.	1,989	45,443
		72,152
Information Technology — 1.08%
Adyen N.V.(a)	38	33,437
ASML Holding N.V.	97	26,563
		60,000
Total Netherlands		145,666

Norway — 0.65%
Industrials — 0.22%
Tomra Systems ASA	394	12,406

Materials — 0.43%
Norsk Hydro ASA	8,344	23,633
Total Norway		36,039

Singapore — 0.63%
Communication Services — 0.35%
Sea Ltd. - ADR(a)	424	19,105

8	See accompanying notes which are an integral part of these financial statements.

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
Singapore — (continued)
Real Estate — 0.19%
City Developments Ltd. - ADR	1,550	$10,618

Utilities — 0.09%
SIIC Environment Holdings Ltd.(a)	30,000	5,273
Total Singapore		34,996

South Africa — 0.19%
Financials — 0.19%
Discovery Ltd.	1,716	10,585

South Korea — 0.21%
Information Technology — 0.21%
LG Display Company Ltd. - ADR	2,050	11,890

Spain — 0.53%
Financials — 0.53%
Banco Bilbao Vizcaya Argentaria S.A.	6,202	29,672

Switzerland — 2.78%
Consumer Discretionary — 0.23%
Garmin Ltd.	145	12,817

Consumer Staples — 0.54%
Nestlé S.A.	291	29,833

Financials — 0.22%
Swiss Reinsurance Company Ltd. - ADR	520	12,272

Health Care — 1.28%
CRISPR Therapeutics AG(a)	170	9,087
Lonza Group AG(a)	93	36,883
Roche Holding AG	80	25,696
		71,666
Industrials — 0.25%
ABB Ltd. - ADR	640	13,850

Information Technology — 0.26%
STMicroelectronics N.V.	530	14,522
Total Switzerland		154,960

See accompanying notes which are an integral part of these financial statements.	9

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
Taiwan Province of China — 1.15%
Information Technology — 1.15%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	1,185	$63,800

United Kingdom — 4.27%
Consumer Discretionary — 0.45%
Whitbread plc	507	25,315

Consumer Staples — 0.61%
Unilever plc	637	34,061

Industrials — 0.98%
Bunzl plc	1,260	30,213
Costain Group plc	4,843	10,296
Spirax-Sarco Engineering plc	136	14,640
		55,149
Utilities — 2.23%
Pennon Group plc	3,013	41,648
United Utilities Group plc	6,755	81,784
		123,432
Total United Kingdom		237,957

United States — 53.67%
Communication Services — 4.21%
Alphabet, Inc., Class C(a)	13	17,411
Alphabet, Inc., Class A(a)	51	68,301
AT&T, Inc.	410	14,440
Eventbrite, Inc., Class A(a)	1,333	19,475
Facebook, Inc., Class A(a)	68	13,088
Pinterest, Inc.(a)	1,948	37,986
Zillow Group, Inc., Class C(a)	1,144	63,847
		234,548
Consumer Discretionary — 3.68%
Amazon.com, Inc.(a)	51	96,070
Booking Holdings, Inc.(a)	24	40,696
PICO Holdings, Inc.(a)	3,101	29,428
Tesla, Inc.(a)	40	26,720
Vail Resorts, Inc.	55	11,694
		204,608
Consumer Staples — 0.54%
Beyond Meat, Inc.(a)	120	10,758
Hain Celestial Group, Inc. (The) - BDC(a)	405	9,611
Natural Grocers by Vitamin Cottage, Inc.	545	3,761

10	See accompanying notes which are an integral part of these financial statements.

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
United States — (continued)
Consumer Staples — (continued)
United Natural Foods, Inc.(a)	900	$5,823
		29,953
Financials — 2.90%
Charles Schwab Corporation (The)	412	16,789
Horizon Technology Finance Corporation	350	3,794
Interactive Brokers Group, Inc., Class A	346	17,681
Intercontinental Exchange, Inc.	426	38,007
LendingClub Corporation(a)	2,073	22,824
LendingTree, Inc.(a)	197	54,337
Silvergate Capital Corporation(a)	521	7,680
		161,112
Health Care — 6.01%
Agilent Technologies, Inc.	594	45,779
Bluebird Bio, Inc.(a)	100	7,233
Danaher Corporation	508	73,447
Editas Medicine, Inc.(a)	340	7,541
Exact Sciences Corporation(a)	155	12,547
Gilead Sciences, Inc.	245	16,993
Illumina, Inc.(a)	50	13,284
Intellia Therapeutics, Inc.(a)	570	7,610
Invitae Corporation(a)	490	9,986
Moderna, Inc.(a)	650	16,855
Omnicell, Inc.(a)	135	10,998
Seattle Genetics, Inc.(a)	115	13,094
Teladoc Health, Inc.(a)	160	19,994
Thermo Fisher Scientific, Inc.	96	27,917
Translate Bio, Inc.(a)	740	5,609
UnitedHealth Group, Inc.	119	30,340
Vertex Pharmaceuticals, Inc.(a)	70	15,682
		334,909
Industrials — 9.62%
Acuity Brands, Inc.	100	10,286
Ameresco, Inc., Class A(a)	470	10,594
Deere & Company	250	39,120
Evoqua Water Technologies Corporation(a)	704	14,763
Fortune Brands Home & Security, Inc.	737	45,510
Granite Construction, Inc.	842	17,109
Herman Miller, Inc.	210	7,190
Interface, Inc.	460	6,711
Lindsay Corporation	121	11,983
Mueller Water Products, Inc. - Series A	5,304	58,078
Roper Technologies, Inc.	135	47,480

See accompanying notes which are an integral part of these financial statements.	11

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
United States — (continued)
Industrials — (continued)
SPX Corporation(a)	919	$38,534
Steelcase, Inc., Class A	550	8,922
Sunrun, Inc.(a)	550	10,637
TPI Composites, Inc.(a)	450	10,683
Trane Technologies plc	140	18,066
TransUnion	211	18,762
Trex Company, Inc.(a)	115	11,000
Valmont Industries, Inc.	465	54,043
Verisk Analytics, Inc.	93	14,425
Where Food Comes From, Inc.(a)	2,300	4,140
Xylem, Inc.	1,003	77,571
		535,607
Information Technology — 22.70%
Adobe, Inc.(a)	134	46,246
Advanced Energy Industries, Inc.(a)	140	8,327
Akamai Technologies, Inc.(a)	140	12,111
Analog Devices, Inc.	120	13,086
ANSYS, Inc.(a)	55	13,320
Apple, Inc.	323	88,296
Applied Materials, Inc.	270	15,692
Arista Networks, Inc.(a)	70	13,519
Autodesk, Inc.(a)	90	17,179
Badger Meter, Inc.	130	7,827
Box, Inc., Class A(a)	560	9,380
Brooks Automation, Inc.	220	7,592
Cadence Design Systems, Inc.(a)	200	13,228
Cloudera, Inc.(a)	860	7,654
Cree, Inc.(a)	210	9,393
DocuSign, Inc.(a)	184	15,881
Enphase Energy, Inc.(a)	390	19,099
Extreme Networks, Inc.(a)	1,060	5,332
First Solar, Inc.(a)	260	11,900
Fortinet, Inc.(a)	125	12,758
Guidewire Software, Inc.(a)	178	19,511
Ichor Holdings Ltd.(a)	160	4,627
International Business Machines Corporation	132	17,180
Intuit, Inc.	176	46,790
Itron, Inc.(a)	236	17,898
Lam Research Corporation	50	14,672
Lumentum Holdings, Inc.(a)	150	11,673
Mastercard, Inc., Class A	102	29,606
MercadoLibre, Inc.(a)	100	61,603

12	See accompanying notes which are an integral part of these financial statements.

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
United States — (continued)
Information Technology — (continued)
Microchip Technology, Inc.	150	$13,607
Micron Technology, Inc.(a)	300	15,768
Monolithic Power Systems, Inc.	80	12,691
NVIDIA Corporation	178	48,071
Oracle Corporation	280	13,849
Palo Alto Networks, Inc.(a)	65	12,000
PayPal Holdings, Inc.(a)	528	57,018
Power Integrations, Inc.	100	8,705
Proofpoint, Inc.(a)	110	11,732
Pure Storage, Inc., Class A(a)	640	9,766
QUALCOMM, Inc.	190	14,877
salesforce.com, Inc.(a)	206	35,102
Skyworks Solutions, Inc.	125	12,523
Snap, Inc., Class A(a)	995	14,099
Splunk, Inc.(a)	353	52,006
Square, Inc., Class A(a)	2,187	182,242
SunPower Corporation(a)	970	8,313
Switch, Inc., Class A	640	9,178
Teradyne, Inc.	195	11,458
Texas Instruments, Inc.	318	36,297
Twilio, Inc., Class A(a)	265	29,850
Ultra Clean Holdings, Inc.(a)	370	7,737
Universal Display Corporation	60	9,527
Visa, Inc., Class A	174	31,626
Workday, Inc., Class A(a)	113	19,577
Xperi Corporation	460	7,907
Zendesk, Inc.(a)	100	7,931
		1,264,837
Materials — 0.07%
Schnitzer Steel Industries, Inc., Class A	245	4,038

Real Estate — 1.84%
Alexandria Real Estate Equities, Inc.	90	13,669
Crown Castle International Corporation	110	15,762
CyrusOne, Inc.	200	12,116
Digital Realty Trust, Inc.	120	14,413
Equinix, Inc.	25	14,320
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	265	8,997
Iron Mountain, Inc.	385	11,708
QTS Realty Trust, Inc., Class A	200	11,234
		102,219

See accompanying notes which are an integral part of these financial statements.	13

Cornerstone Capital Access Impact Fund
Schedule of Investments (Unaudited) (continued)

February 29, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)
United States — (continued)
Utilities — 2.10%
AquaVenture Holdings Ltd.(a)	235	$6,354
California Water Service Group	200	9,592
Essential Utilities, Inc.	1,123	48,301
Middlesex Water Company	256	15,224
Ormat Technologies, Inc.	135	9,407
SJW Group	257	15,723
TerraForm Power, Inc., Class A	645	12,119
		116,720
Total United States		2,988,551

Total Common Stocks (Cost $5,246,357)		5,329,986

MONEY MARKET FUNDS — 4.86%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 1.48%(b)	270,559	270,559
Total Money Market Funds (Cost $270,559)		270,559

Total Investments — 100.58% (Cost $5,516,916)		5,600,545

Liabilities in Excess of Other Assets — (0.58)%		(32,273)

NET ASSETS — 100.00%		$5,568,272

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of February 29, 2020.

ADR – American Depositary Receipt

BDC – Business Development Company

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

14	See accompanying notes which are an integral part of these financial statements.

Cornerstone Capital Access Impact Fund
Statement of Assets and Liabilities (Unaudited)

February 29, 2020

Assets
Investments in securities, at fair value (cost $5,516,916)	$5,600,545
Foreign currencies, at value (cost $99)	99
Cash	1,481
Receivable for fund shares sold	55,100
Receivable for investments sold	42,739
Dividends receivable	3,337
Tax reclaims receivable	53
Deferred offering cost	29,162
Receivable from Adviser	36,909
Prepaid expenses	621
Total Assets	5,770,046
Liabilities
Payable for investments purchased	146,330
Payable to Administrator	31,619
Payable to trustees	2,302
Payable to auditors	7,874
Other accrued expenses	13,649
Total Liabilities	201,774
Net Assets	$5,568,272
Net Assets consist of:
Paid-in capital	$5,482,129
Accumulated earnings	86,143
Net Assets	$5,568,272
Institutional Shares:
Shares outstanding (unlimited number of shares authorized, no par value)	545,280
Net asset value, offering and redemption price per share	$10.21

See accompanying notes which are an integral part of these financial statements.	15

Cornerstone Capital Access Impact Fund
Statement of Operations (Unaudited)

For the period ended February 29, 2020(a)

Investment Income
Dividend income (net of foreign taxes withheld of $519)	$13,927
Total investment income	13,927
Expenses
Organizational	53,305
Fund accounting	16,825
Adviser	16,055
Offering	14,192
Legal	11,213
Custodian	10,789
Audit and tax preparation	7,874
Administration	7,397
Trustee	5,511
Transfer agent	3,699
Compliance services	3,699
Report printing	1,984
Pricing	1,433
Insurance	449
Registration	246
Miscellaneous	9,229
Total expenses	163,900
Fees contractually waived and expenses reimbursed by Adviser	(142,247)
Net operating expenses	21,653
Net investment loss	(7,726)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	26,411
Foreign currency translations	(16,159)
Change in unrealized appreciation (depreciation) on:
Investment securities	83,629
Foreign currency translations	(12)
Net realized and change in unrealized gain (loss) on investment securities and foreign currency translations	93,869
Net increase in net assets resulting from operations	$86,143

(a)	For the period November 13, 2019 (commencement of operations) to February 29, 2020.

16	See accompanying notes which are an integral part of these financial statements.

Cornerstone Capital Access Impact Fund
Statement of Changes in Net Assets

For the Period Ended February 29, 2020(a) (Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(7,726)
Net realized gain on investment securities and foreign currency translations	10,252
Change in unrealized appreciation on investment securities and foreign currency translations	83,617
Net increase in net assets resulting from operations	86,143
Capital Transactions – Institutional Class
Proceeds from shares sold	5,482,189
Amount paid for shares redeemed	(60)
Net increase in net assets resulting from capital transactions	5,482,129
Total Increase in Net Assets	5,568,272
Net Assets
Beginning of period	—
End of period	$5,568,272
Share Transactions – Institutional Class
Shares sold	545,286
Shares redeemed	(6)
Net increase in shares outstanding	545,280

(a)	For the period November 13, 2019 (commencement of operations) to February 29, 2020.

See accompanying notes which are an integral part of these financial statements.	17

Cornerstone Capital Access Impact Fund – Institutional Class
Financial Highlights

(For a share outstanding during the period)

	For the Period Ended February 29, 2020(a) (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.22
Total from investment operations	0.21
Net asset value, end of period	$10.21
Total Return(b)	2.10	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$5,568
Ratio of expenses to average net assets before waiver and reimbursement	10.19	%(d)
Ratio of expenses to average net assets after waiver and reimbursement	1.35	%(d)
Ratio of net investment loss to average net assets	(0.48	)%(d)
Portfolio turnover rate	9	%(c)

(a)	For the period November 13, 2019 (commencement of operations) to February 29, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

18	See accompanying notes which are an integral part of these financial statements.

Cornerstone Capital Access Impact Fund
Notes to the Financial Statements (Unaudited)

February 29, 2020

NOTE 1. ORGANIZATION

The Cornerstone Capital Access Impact Fund (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on September 9, 2019. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Cornerstone Capital, Inc. (the “Adviser”). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund currently offers one class of shares, Institutional Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

The Fund’s portfolio is currently managed by the Adviser and four independent investment management firms (the “Sub-Advisers”), and each invests a portion of the portfolio’s assets. As of February 29, 2020, Ark Investment Management, LLC, Green Alpha Advisors, LLC, KBI Global Investors (North America) Ltd. and Schroder Investment Management North America, Inc. managed approximately 27%, 26%, 24% and 23% of the portfolio, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund

19

Cornerstone Capital Access Impact Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax codes and regulations. Dividend income from real estate investment trusts (REITs) and distributions from limited

20

Cornerstone Capital Access Impact Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Organization and Offering Costs – The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Costs of $43,354 incurred in connection with the offering and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. There were $29,162 in unamortized offering costs remaining as of February 29, 2020. Costs of $53,305 incurred in connection with the organization of the Fund were expensed as incurred.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

21

Cornerstone Capital Access Impact Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust,

22

Cornerstone Capital Access Impact Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$5,329,986	$—	$—	$5,329,986
Money Market Funds	270,559	—	—	270,559
Total	$5,600,545	$—	$—	$5,600,545

(a)	Refer to Schedule of Investments for Sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. The Adviser has entered into sub-advisory agreements with the Sub-Advisers, each of which manages a portion of the assets of the Fund. The Adviser compensates each Sub-Adviser to manage their portion

23

Cornerstone Capital Access Impact Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

of the Fund’s assets. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The sub-advisory fee paid to each sub-adviser is calculated as a percentage of the Fund’s average daily net assets, managed by each sub-adviser, and is paid by the Adviser. For the period November 13, 2019 (commencement of operations) to February 29, 2020, the Adviser earned fees of $16,055 from the Fund. At February 29, 2020, the Adviser owed the Fund $36,909 pursuant to the expense limitation agreement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 1.35% of the Fund’s average daily net assets through December 31, 2022 (“Expense Limitation”). During any fiscal year that the Expense Limitation between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of February 29, 2020, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
February 28, 2023	$142,247

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the period November 13, 2019 (commencement of operations) to February 29, 2020, the Administrator earned fees of $7,397 for administration services, $3,699 for compliance services, $16,825 for fund accounting services, and $3,699 for transfer agent services. At February 29, 2020, the Fund owed the Administrator $31,619 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended,

24

Cornerstone Capital Access Impact Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

has received an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. Effective January 1, 2020, the annual retainer increased to $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the period November 13, 2019 (commencement of operations) to February 29, 2020, purchases and sales of investment securities, other than short-term investments, were $5,695,327 and $475,381, respectively.

There were no purchases or sales of long-term U.S. government obligations during the period November 13, 2019 (commencement of operations) to February 29, 2020.

NOTE 6. FEDERAL TAX INFORMATION

At February 29, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$340,307
Gross unrealized depreciation	(256,678)
Net unrealized appreciation on investments	$83,629
Tax cost of investments	$5,516,916

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of February 29, 2019, the Fund had 29.67% of the value of their net assets invested in securities within the Information Technology sector.

25

Cornerstone Capital Access Impact Fund
Notes to the Financial Statements (Unaudited) (continued)

February 29, 2020

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

26

Summary of Fund Expenses — (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 13, 2019 (commencement of operations) through February 29, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value November 13, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period	Annualized Expense Ratio
Cornerstone Capital Access Impact Fund
Institutional Class	Actual	$ 1,000.00	$ 1,021.00	$ 4.03(a)	1.35%

	Hypothetical(b)	$ 1,000.00	$ 1018.15	$ 6.77(c)	1.35%

(a)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 108/366 (to reflect the period since commencement of operations on November 13, 2019).

(b)	Hypothetical assumes 5% annual return before expenses.
(c)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

27

Investment Advisory Agreement and Subadvisory Agreements Approval (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on September 9 and 10, 2019 (the “Meeting”), the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved for an initial two-year period the following advisory agreements with respect to the Cornerstone Capital Access Impact Fund (the “Fund”), a series of the Trust:

●	the Investment Advisory Agreement between the Trust and Cornerstone Capital Inc. (“Cornerstone”) (the “Investment Advisory Agreement”);

●

subadvisory agreements between Cornerstone and each of the following subadvisers to the Fund: ARK Investment Management, LLC (“ARK”), Green Alpha Advisors, LLC (“Green Alpha”), KBI Global Investors (North America) Ltd. (“KBI”), RBC Global Asset Management (UK) Limited (“RBC”) and Schroder Investment Management North America Inc. (“Schroders”); and

●	a sub-subadvisory agreement between Schroders and Schroder Investment Management North America Limited (“Schroders Limited”).

In the disclosure that follows, the aforementioned subadvisers and sub-subadviser are referred to collectively as the “Subadvisers” or individually, as a “Subadviser,” and the referenced subadvisory agreements and sub-subadvisory agreement are referred to collectively as the “Subadvisory Agreements” or each as a “Subadvisory Agreement.”

Prior to the meeting, the Trustees received and considered information from Cornerstone, each Subadviser, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Cornerstone and each proposed Subadvisory Agreement. Such information included, but was not limited to, Cornerstone’s response to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, each Subadviser’s response to counsel’s due diligence letter requesting information relevant to the approval of its Subadvisory Agreement, the operating expense limitation agreement between the Trust and Cornerstone (the “Expense Limitation Agreement”), and certain Morningstar peer group expense data for comparison purposes (collectively, the “Support Materials”). At various times, including during separate telephonic conference calls that occurred over two days two weeks prior to the Board meeting, the Trustees reviewed the Support Materials with Cornerstone, with each of the Subadvisers, with Trust management, and with counsel to the Independent Trustees. The Trustees noted the completeness of the Support Materials provided by Cornerstone and by each Subadviser, which included both responses and materials provided in response to initial and supplemental due diligence requests. Representatives from Cornerstone and from each Subadviser met with the Trustees and provided further information, including but not limited to, each firm’s investment philosophy and investment strategy as it related to the

28

Investment Advisory Agreement and Subadvisory Agreements Approval (Unaudited) (continued)

Fund, the services that Cornerstone proposed to provide to the Fund and the proposed management fee for those services, the proposed subadvisory fees negotiated between Cornerstone and the proposed subadvisers under the terms of each proposed Subadvisory Agreement, the business and marketing strategy for the Fund, resources available to the Adviser and Subadvisers to service the Fund, including compliance resources, oversight of the proposed Subadvisers to the Fund, each firm’s ownership structure and financial condition as reflected in its financial statements, the projected profitability of the Adviser and each Subadviser with respect to the Fund, and other benefits that Cornerstone and each Subadviser may derive from its relationship to the Fund. This information formed the primary, but not exclusive, basis for the Board’s determinations. Before voting to approve the Investment Advisory Agreement and the Subadvisory Agreements, the Trustees reviewed the terms of each Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the proposed Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the Investment Advisory Agreement and the Subadvisory Agreements, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services to be provided by Cornerstone and by each Subadviser; (2) the cost of the services to be provided and the profits to be realized by Cornerstone and by each Subadviser from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee and the subadvisory fees for the Fund reflect these economies of scale for the Fund’s benefit; and (5) other financial benefits to Cornerstone and to each Subadviser resulting from services to be rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as Cornerstone’s and each Subadviser’s presentation, and noting additional discussions with representatives of Cornerstone and the Subadvisers that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the Investment Advisory Agreement and the Subadvisory Agreements. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement and Subadvisory Agreements, which incorporated and reflected their knowledge of Cornerstone’s and each Subadviser’s services

29

Investment Advisory Agreement and Subadvisory Agreements Approval (Unaudited) (continued)

to be provided to the Fund. Based upon discussions with Cornerstone and the Subadvisers and the Support Materials provided, the Board concluded that: (1) the overall arrangements between the Trust and Cornerstone as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services Cornerstone will perform, the investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment; and (2) the overall arrangements between Cornerstone and each Subadviser as set forth in the Subadvisory Agreements, and between Schroders and Schroders Limited as set forth in the Sub-Subadvisory Agreement, are fair and reasonable in light of the services that each Subadviser will perform, the subadvisory fees that Cornerstone will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement and each Subadvisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. With respect to the Investment Advisory Agreement, the Trustees considered the scope of services that Cornerstone will provide to the Fund, which include but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including providing pre-trade portfolio compliance; (2) investing or overseeing the investment of the Fund’s assets consistent with its investment objective and investment policies; (3) directly managing the Fund’s assets and determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions for a period of time; (4) identifying, evaluating and overseeing subadvisers that Cornerstone believes are “best-in-class” to manage a sleeve of the Fund’s portfolio consistent with its investment objective and investment policies; (5) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (6) maintaining or overseeing the maintenance of the required books and records for transactions effected by Cornerstone on behalf of the Fund; (7) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund; (8) providing marketing support; and (9) responding to questions from investors. The Trustees considered Cornerstone’s own capitalization separately and its assets under management, as well as the commitment on the part of Cornerstone to enhance its capitalization over time. The Trustees considered Cornerstone’s compliance resources, including a Chief Compliance Officer with the support of a third-party compliance consulting firm. The Trustees also considered the investment philosophy of Cornerstone’s portfolio management team, as well as their investment industry experience and expertise in the sustainable and impact investment strategy. The Trustees also noted the capabilities and expertise of personnel responsible for implementing the Fund’s multi-manager portfolio construction methodology and Cornerstone’s oversight and risk management process, including the due diligence process employed by Cornerstone in identifying and evaluating potential subadvisers. The Trustees also took into account information regarding Cornerstone’s disaster recovery and contingency plans and data

30

Investment Advisory Agreement and Subadvisory Agreements Approval (Unaudited) (continued)

protection safeguards, among other things. The Trustees concluded that they were satisfied with the nature, extent and quality of proposed services that Cornerstone would provide to the Fund under the Investment Advisory Agreement.

As to each Subadvisory Agreement, the Trustees considered the scope of services that each Subadviser will provide under such agreement with respect to the Fund, which include but are not limited to the following: (1) providing an investment management program for a portion of the Fund’s securities portfolio as allocated to the Subadviser, including providing pre-trade portfolio compliance; (2) investing a portion of the Fund’s assets as allocated to the Subadviser consistent with its investment objective and investment policies; (3) overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions for a period of time with respect to the portion of the Fund’s portfolio as allocated to the Subadviser; (4) if requested by the Adviser, voting of all proxies with respect to the Fund’s portfolio securities managed by the Subadviser; (5) maintaining the required books and records for transactions effected by the Subadviser on behalf of the Fund; (6) executing portfolio transactions using best efforts to obtain the most favorable price and execution available through broker-dealers approved by Cornerstone; and (7) providing compliance and other reports as requested. The Trustees considered each Subadviser’s capitalization, its assets under management and financial condition. The Trustees considered the compliance and investment policies and the compliance resources of each Subadviser. The Trustees considered the investment philosophy of each Subadviser, the education, experience and skills of the Subadviser’s portfolio management team, the resources available to carry out its responsibilities under the Subadvisory Agreement, the Subadviser’s investment industry experience and its expertise in the investment strategy that each will employ for the Fund. The Trustees also considered information provided by each Subadviser comparing the Subadviser’s performance in the investment strategy that will be employed for the Fund with relevant benchmarks as supplied by the Subadviser. The Trustees noted that they had received each Subadviser’s Form ADV, including the brochure (part 2A), in the Support Materials, which provides additional information about other products managed by the firm and the firm’s ownership structure, among other things. The Trustees also took into account information regarding each Subadviser’s disaster recovery and contingency plans and data protection safeguards, among other things. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, extent and quality of proposed services that each Subadviser would provide to the Fund under each respective Subadvisory Agreement, including the services that Schroders Limited would provide to the Fund under the Sub-Subadvisory Agreement.

Cost of Advisory Services and Profitability. With respect the Investment Advisory Agreement, the Trustees considered the proposed annual management fee that the Fund will pay to Cornerstone, as well as Cornerstone’s profitability analysis for services that it will render to the Fund. In this regard, the Trustees noted that Cornerstone has agreed to enter into an Expense Limitation Agreement with the Fund through December 31, 2022,

31

Investment Advisory Agreement and Subadvisory Agreements Approval (Unaudited) (continued)

and that pursuant to such agreement, Cornerstone will contractually agree to reimburse the Fund for its operating expenses, and to reduce its management fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage fees and commissions, dividend expense on short sales, interest, taxes, and extraordinary expenses) do not exceed the amount specified in the agreement. The Trustees also noted that Cornerstone, and not the Fund, will be responsible for paying the proposed subadvisory fees to each Subadviser under each of the proposed Subadvisory Agreements, and considered how such payments will affect Cornerstone’s profitability with respect to the Fund in both the near-term and long-term. The Trustees noted that Cornerstone does not expect the Fund to be profitable during its first year of operations. Finally, the Trustees reviewed Cornerstone’s financial condition and fiscal health as it relates to the firm’s financial ability to provide the contractually required services to the Fund.

With respect to the Subadvisory Agreements, the Trustees considered the proposed annual subadvisory fee that Cornerstone will pay to each Subadviser, as well as each Subadviser’s profitability analysis for services that it will render to the Fund. In evaluating the reasonableness of the subadvisory fees, the Trustees took into account that the subadvisory fee rates were negotiated at arm’s length between Cornerstone and each Subadviser. The Trustees also considered that Cornerstone compensates each Subadviser from its own fees, and that the Board considers Cornerstone’s advisory fee to be reasonable. With respect to the Sub-Subadvisory Agreement, the Trustees considered that Schroders would allocate a portion of its subadvisory fee to Schroders Limited for services rendered to the Fund. The Trustees noted that the Subadvisers each expect the Fund to be unprofitable or only marginally profitable to them during its first year of operation. Finally, the Trustees reviewed each Subadviser’s financial condition and fiscal health as it relates to the firm’s financial ability to provide the contractually required services to the Fund.

Comparative Fee and Expense Data. The Trustees also reviewed and discussed with Cornerstone the projected advisory fee and contractual expenses of the Fund as compared to those of other funds in the World Large Stock Funds Morningstar peer group category. The Trustees noted that the peer group category was filtered by total net assets so that the Fund was compared to other similarly sized funds, and the appropriateness of the Morningstar peer group category selected for the comparison was discussed. The Trustees noted that the Fund’s proposed management fee was higher than the average and median but was below the maximum management fees reported for the Morningstar peer group. In addition, the Trustees considered that the gross total expense ratio of the Fund was lower than the average and higher than the median gross total expense ratio reported for the Morningstar peer group. The Trustees noted that the net total expense ratio (reflective of and fee waivers and expense reimbursements) of the Fund was higher than the average and median of the Morningstar peer group. While recognizing that it is difficult to compare management fees

32

Investment Advisory Agreement and Subadvisory Agreements Approval (Unaudited) (continued)

because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cornerstone’s proposed management fee is reasonable at this time.

With respect to the Subadvisory Agreements, the Trustees reviewed and discussed the information that each Subadviser had supplied comparing the subadvisory fees that each will receive from Cornerstone with the fees that each charge to other mutual funds and to institutional accounts employing the same investment strategy. In all instances, as applicable, the Trustees noted the subadvisory fees were comparable to or lower than the fees that the Subadvisers charged to other funds and institutional accounts using the same investment strategy. With respect to any situations where the Subadvisers reported fees for other clients with comparable investment policies and services were lower than the fees that it proposes to charge to Cornerstone, the Trustees considered such differences and the reasons therefor, and determined that the fees charged to Cornerstone were competitive. While recognizing that it is difficult to compare subadvisory fees because the scope of advisory services provided may vary from one investment adviser to another and from one investment vehicle type to another, the Trustees concluded that each Subadviser’s proposed subadvisory fee is reasonable at this time.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale with respect to the services provided by Cornerstone and by each Subadviser, noting that Cornerstone’s advisory fee does not contain breakpoints and that the subadvisory fee schedules, other than RBC’s fee schedule, do not contain breakpoints. The Trustees noted that the Fund is newly organized and that an increase in assets would most likely not decrease the amount of advisory services that Cornerstone and the Subadvisers would need to provide to the Fund at the present time. The Trustees concluded that no material economies exist at this time.

Other Benefits. The Trustees noted that Cornerstone and the Subadvisers confirmed that they will not utilize soft dollar arrangements with respect to portfolio transactions in the Fund and do not anticipate the use of affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Cornerstone and the Subadvisers will not receive any other material financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts of interest for Cornerstone and the Subadvisers. Based on the assurances from representatives of Cornerstone and each Subadviser, the Trustees concluded that no material conflicts of interest currently exist that could adversely impact the Fund. They also noted that the Adviser and each of the Subadvisers have compliance policies and procedures in place to address any conflict of interest situations that may arise.

33

FACTS	WHAT DOES CORNERSTONE CAPITAL ACCESS IMPACT FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 986-6187

34

Who we are
Who is providing this notice?	Cornerstone Capital Access Impact Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Cornerstone Capital, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

35

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Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 986-6187 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Matthew J. Beck, Secretary

INVESTMENT ADVISER

Cornerstone Capital, Inc.

550 Fifth Avenue, 11th Floor

New York, NY 10036

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.

NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services.

NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1)	NOT APPLICABLE – disclosed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	4/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	4/29/2020

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	4/29/2020